As filed with the Securities and Exchange Commission on April 1, 2003

                                                      Registration Nos. 33-47507
                                                                        811-6652

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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|

                         Pre-Effective Amendment No.                       |_|

                       Post-Effective Amendment No. 23                     |X|

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|

                               Amendment No. 2                             |X|

                         -------------------------------

                          JULIUS BAER INVESTMENT FUNDS
               (Exact Name of Registrant as Specified in Charter)

                  330 Madison Avenue, New York, New York 10017
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 (212) 297-3600

                                Michael K. Quain
                                    President
               c/o Bank Julius Baer & Co. Ltd., (New York Branch)
                               330 Madison Avenue
                            New York, New York 10017
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

|_|  immediately upon filing pursuant to paragraph (b)
|_|  on pursuant to paragraph (b)
|X|  60 days after filing pursuant to paragraph (a)(i)
|_|  on (date) pursuant to paragraph (a)(i)
|_|  75 days after filing pursuant to paragraph (a)(i)
|_|  on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      Title of Securities Being Registered:

--------------------------------------------------------------------------------

                             JULIUS BAER INVESTMENT
                                      FUNDS

                                                                      PROSPECTUS

                                                                   [     ], 2003


                      JULIUS BAER INTERNATIONAL EQUITY FUND
                                 CLASS F SHARES




NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS



WHAT EVERY INVESTOR                 THE FUND                                PAGE
SHOULD KNOW ABOUT               RISK/RETURN SUMMARY
THE FUND                        International Equity Fund
                                      Goal
                                      Strategies
                                      Key Risks
                                      Performance
                                      Fees and Expenses
                                      Investment Strategies and Risks
                                THE FUND'S MANAGEMENT

INFORMATION FOR         YOUR INVESTMENT
MANAGING YOUR                    INVESTING IN THE FUND
FUND ACCOUNT                           Opening an Account
                                       Pricing of Fund Shares
                                       Purchasing Your Shares
                                       Selling Your Shares
                                       Distribution and Shareholder
                                          Servicing Plan-Class F Shares

                                 DISTRIBUTIONS AND TAXES
                                       Distributions
                                       Tax Information

                                FINANCIAL HIGHLIGHTS

WHERE TO FIND MORE INFORMATION                              FOR MORE INFORMATION
    ABOUT JULIUS BAER INVESTMENT FUNDS                                BACK COVER

                      JULIUS BAER INTERNATIONAL EQUITY FUND

                               RISK/RETURN SUMMARY

The Fund is a series of the Julius Baer Investment Funds (the "Trust"). This prospectus relates only to the Class F shares of the Fund. Class F shares are available to qualified registered investment advisers and certain asset allocation wrap programs offered by broker dealer firms and financial institutions who have entered into specific agreements to purchase Class F shares.


INVESTMENTS, RISKS, PERFORMANCE AND FEES

The following information is only a summary of important information that you should know about the Fund. More detailed information is included elsewhere in this Prospectus and in the Statement of Additional Information (the "SAI"), which should be read in addition to this summary.


As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's share price will fluctuate and you may lose money on your investment.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

INVESTMENT GOAL


The Fund seeks long term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a wide variety of international equity securities issued throughout the world, normally excluding the U.S. The Adviser manages the Fund as a core international equity product and is not constrained by a particular investment style. It may invest in "growth" or "value" securities. The Adviser chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The Adviser considers companies with above average earnings potential, companies that are dominant within their industry, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region.

In selecting investments for the Fund, the portfolio managers focus on securities located in at least five different countries, although the Fund may at times invest all of its assets in fewer than five countries. The Fund will normally invest at least 65% of its total assets in no fewer than three different countries outside the U.S. The Fund may invest a portion of its assets in securities of issuers located in developing countries, often referred to as emerging markets. It presently does not anticipate investing more than 25% of its total assets in such securities.

Ordinarily, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities. The Fund may also invest in debt securities of U.S. or foreign issuers, including (up to 10%) high risk and high yield, non-investment grade instruments commonly known as junk bonds.

THE KEY RISKS

You could lose money on your investment in the Fund, or the Fund could return less than other investments. Some of the main risks of investing in the Fund are listed below:

   o Market Risk: the possibility that the Fund's investments in equity securities will lose value because of declines in the stock market, regardless of how well the companies in which the Fund invests perform. This risk also includes the risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or fail to increase. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for companies in developing industries, which tend to be more vulnerable to adverse developments.

   o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors. These risks are increased for investments in emerging markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability. These securities markets may be less developed. These countries are also more likely to experience high levels of inflation, devaluation or currency devaluations, which could hurt their economic and securities markets.


Further information about these risks is provided in the section INVESTMENT STRATEGIES AND RISKS.

THE FUND'S PERFORMANCE


  The bar chart shown below indicates the risks of investing in the Fund by showing changes in the performance of the Fund from year to year for each of the full calendar years since the Fund commenced operations. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Because the Class F shares have limited performance history, the returns in the bar chart, the best quarter and worst quarter returns and the average annual total return chart are those of the Fund's Class A shares which are not offered in this prospectus. Class F shares would have substantially similar annual returns because Class A and Class F shares invest in the same portfolio of securities and have the same expenses.


                       International Equity Fund - Class A

 80%                                                                      76.58%

 60%

 50%

 40%

 30%                                                         27.07%

 20%                                17.66%
                                                 15.33%
 10%

  0%
         --------------------------------------------------------------------------------------------


-10%                (0.19)%                                                       (8.02)%               (3.59)%
                                                                                             (18.93)%
-20%

-30%
         (33.58)%
-40%
          1994       1995         1996         1997         1998         1999       2000       2001       2002

                                  CALENDAR YEAR

       During the periods shown in the bar chart, the highest quarterly return of the Class A shares was 50.61% (for the quarter ended December 31, 1999) and the lowest quarterly return was (22.49)% (for the quarter ended March 31, 1994).

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below shows average annual returns of the Fund's Class A shares and the change in the value of the Morgan Stanley Capital InternationalSM Europe Australia and Far East Index (MSCI(R) EAFE(R) Index) over variOUS periods ended December 31, 2002. The MSCI EAFE Index is an unmanaged index that measures stock performance in Europe, Australia and the Far East. The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



                                                     ONE YEAR*        FIVE YEARS*+      SINCE INCEPTION*+
INTERNATIONAL EQUITY FUND - CLASS A
Return Before Taxes                                   (3.59)%           10.03%            7.07%
Return After Taxes on Distributions                   (4.11)%           9.26%             6.62%
Return After Taxes on Distributions and Sale of
    Fund Shares                                       (2.13)%           8.03%             5.77%
MSCI EAFE Index                                       (15.94)%          (2.89)%           1.05%

* Commencement of operations: Class A shares - October 4, 1993.

+ The Fund's average annual total return figures for the one year, five year and since inception periods above are net of fee waivers and/or certain expense offset arrangements. The Fund's average annual total return figures without fee waivers and expense offset arrangements would have been lower.

THE FUND'S FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold Class F shares of the Fund.



SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                CLASS F SHARES
Redemption Fee
 (as a percentage of amount redeemed, if applicable)                        None(1)

ANNUAL FUND OPERATING EXPENSES2 - (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)                                               CLASS F SHARES
Management Fees                                                               0.90%
Distribution and/or Service (12b-1) Fees                                      0.25%
Other Expenses3                                                               [  ]%
                                                                              -----
Total Annual Fund Operating Expenses3                                         [  ]%
                                                                              =====



(1) For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $12.00 fee. Your bank may also charge you a fee for receiving wires.
(2) Expense information in the table is based on the Fund's expenses during the fiscal year ended October 31, 2002 restated to reflect current advisory fees.

(3) Other Expenses are based on the Fund's expenses during the fiscal year ended October 31, 2002 as they would have been if certain expense offset arrangements had not been in effect. The Other Expenses for the fiscal year ended October 31, 2002 taking into consideration the expense offset arrangements would have been [ ]% and actual Total Annual Fund Operating Expenses would have been [ ]%.

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

The following example is intended to help you compare the cost of investing in the Class F shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class F shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that the operating expenses of the Class F shares of the Fund remain the same. Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:

                 1 Year                                 $[   ]
                 3 Years                                $[   ]
                 5 Years                                $[   ]
                10 Years                                $[   ]

                         INVESTMENT STRATEGIES AND RISKS

THE FUND'S INVESTMENT GOAL


The seeks long term growth of capital.


THE FUND'S INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks, convertible securities and preferred stocks of foreign issuers of all sizes. The Fund will not normally invest in the securities of U.S. issuers. In addition to the strategies discussed earlier, the Fund may also engage in some or all of the strategies discussed here or in the SAI.

The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as European Currency Units and the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities, in U.S. dollars terms, due to fluctuations in currency exchange rates, the Adviser may enter into currency hedges which may decrease or offset any losses from such fluctuations.

The Fund may invest up to 10% of its total assets in equity warrants and interest rate warrants. Equity warrants give the Fund the right to buy newly issued securities of a company at a fixed price. Interest rate warrants give the Fund the right to buy or sell a specific bond issue or interest rate index at a set price.

The Fund may invest in American Depository Receipts               DEPOSITORY RECEIPTS:
(ADRs), Global Depository Receipts (GDRs) and European            Receipts, typically issued by a bank or trust company,
Depository Receipts (EDRs) issued by sponsored or                 representing the ownership of underlying securities
unsponsored facilities. ADRs are usually issued by a U.S. bank    that are issued by a foreign company and held by the
trust or trust company and traded on a U.S.                       bank or trust company.
exchange. GDRs may be issued by institutions located
anywhere in the world and traded in any securities
market. EDRs are issued in Europe and used in bearer
form in European markets.

Most of the purchases and sales made by the Fund will be made in the primary trading market for the particular security. The primary market is usually in the country in which the issuer has its main office. The Fund has a bias toward large capitalization companies and will generally invest in large and well established companies. However, it may also invest in smaller, emerging growth companies.

When the Fund invests in fixed-income securities it will limit such investments to securities of U.S. companies, the U.S. Government, foreign governments, U.S. and foreign governmental entities and supranational organizations. When the Fund invests in such fixed-income securities it may earn increased investment income (which would subject shareholders to tax liability when distributed) and the Fund would be foregoing market advances or declines to the extent it is not invested in equity markets.


The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts and swaps. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are "marked to market" daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging purposes and to remain fully invested, to maintain liquidity or to increase total return. Derivatives involve special risks, which are discussed under RISKS OF INVESTING IN THE FUND.

The Fund may  lend its  portfolio  securities  to  qualified  institutions  on a
short-term  basis.  By  reinvesting  any  cash  collateral   received  in  these
transactions, additional income gains or losses may be realized.



The Fund may depart from its investment strategies by taking temporary defensive
positions  in  response  to  adverse  market,   economic,   political  or  other
conditions. During these times, the Fund may not achieve its investment goal.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment goal, which may involve higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

RISKS OF INVESTING IN THE FUND

Please refer to the SAI for a more complete description of these and other risks of investing in the Fund.

MARKET RISK. A Fund that invests in common stocks is subject to the risk that stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for small and mid-sized companies, or companies in developing industries, which tend to be more vulnerable to adverse developments.

FOREIGN INVESTMENT RISK. A Fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

         DEVELOPING COUNTRY RISK. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries.

         POLITICAL RISK. Political risk includes a greater potential for revolts, and the taking of assets by governments. For example, a Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under Communist systems that took control of private industry. This could occur again in this region or others in which a Fund may invest, in which case the Fund may lose all or part of its investment in that country's issuers.

DERIVATIVES RISK. Derivatives are used to limit risk in a Fund or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and presents even greater risk of loss when these instruments are leveraged. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's securities. The use of derivatives may create leveraging risk. To limit such leveraging risk, the Fund observes asset segregation requirements to cover its obligations under derivative instruments.


SECURITIES LENDING RISK The main risk when lending portfolio securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.


                              THE FUND'S MANAGEMENT

INVESTMENT ADVISER

Julius Baer Investment Management Inc. ("JBIMI" or "Adviser"), located at 330 Madison Avenue, New York, NY 10017, manages the Fund. The Adviser is responsible for running all of the operations of the Fund, except for those that are subcontracted to the custodian, fund accounting agent, transfer agent, distributor and administrator. The Adviser is a registered investment adviser and a majority owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at 330 Madison Avenue, New York, NY, 10017, is a wholly owned subsidiary of Julius Baer Holding Ltd. ("JBH") of Zurich, Switzerland. (JBH, its subsidiaries and affiliates are referred to as the Julius Baer Group.) As of November 30, 2002, JBIMI had assets under management of approximately $8.3 billion.


Under the advisory agreement for the Fund, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.90%, of the average daily net assets of the Fund.

The total fee paid by the Fund for advisory services for the fiscal year ended October 31, 2002 was 0.75%.

PORTFOLIO MANAGEMENT OF THE FUND

INTERNATIONAL EQUITY FUND

RUDOLPH-RIAD YOUNES, CFA, Senior Vice President and Head of International Equity with JBIMI since August 2000, and with the Julius Baer Group since September 1993, has been responsible for management of the International Equity Fund since April 1995.


RICHARD PELL, Chief Investment Officer and Senior Vice President with JBIMI since August 2000, and with the Julius Baer Group since January 1995.


                              INVESTING IN THE FUND

OPENING AN ACCOUNT

To invest in the Fund, you must first complete and sign an account application. A copy of the application is included with this Prospectus. You can also obtain an account application by calling 1-800-435-4659 or by writing to the Fund's transfer agent, Unified Fund Services, Inc. (Unified) at:

         Unified Fund Services, Inc.
         P.O. Box 6110
         Indianapolis, Indiana 46206-6110
         Attention: Julius Baer Investment Funds

Completed and signed account applications may be mailed to Unified at the above address.

You can also invest in the Fund through your broker. If your broker does not have a relationship with Unified Financial Securities, Inc., the Fund's distributor (Distributor), you may be charged a transaction fee. If the broker does not have a selling group agreement, the broker would need to enter into one before making purchases for its clients.

> INVESTOR ALERT: The Fund may choose to refuse any purchase order.

RETIREMENT PLANS. For information about investing in the Fund through a tax-deferred retirement plan, such as an Individual Retirement Account (IRA), self-employed retirement plan (H.R.10), a Simplified Employee Pension IRA (SEP-IRA) or a profit sharing and money purchase plan, an investor should telephone Unified at 1-800-435-4659 or write to Unified at the address shown above.

> INVESTOR ALERT: You should consult your tax adviser about the establishment of retirement plans.

PRICING OF FUND SHARES

The Fund's share price, also called net asset value (NAV), is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV per share, generally using market prices, by dividing the total value of the Fund's net assets by the number of the shares outstanding. NAV is calculated separately for each Class. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received and accepted by the Distributor. The offering price is the NAV.

The Fund's investments are valued based on market value or, if no market value is available, based on fair value as determined through methods approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined represents fair value;

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the mean of the current quoted bid and asked prices; and

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security (such as changes in U.S. stock market prices or other financial indicators) occurs after the time the value was determined, the Board of Trustees or its delegate might adjust the fair market value. This may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund's NAV.

PURCHASING YOUR SHARES


You should read this Prospectus carefully and then determine how much you want to invest. Check below to find the minimum investment amount required as well as to learn about the various ways you can purchase your shares.


SHARE CLASSES


The Fund offers Class F shares through this prospectus. The Fund also offers other classes of shares which receive different services and pay different fees and expenses.

Class F shares are available to qualified registered investment advisers and certain asset allocation wrap programs offered by broker dealer firms and financial institutions who have specific agreements with fund management.

INVESTMENT MINIMUMS

TYPE OF INVESTMENT                        INITIAL INVESTMENT

Regular account                                  $2,500*
Individual Retirement
   Account (IRA)                                 $100*
Tax deferred retirement
   plan other than an IRA                        $500*

* $10,000,000 for registered investment advisers. There is no minimum subsequent
investment  for  Class  F  shares.   Certain   accounts  may  be  aggregated  at
management's discretion.

You may purchase Class F shares only if you meet one of the above-stated criteria under "Share Classes" and you meet the mandatory monetary minimums set forth in the table.


You can invest in Fund shares in the following ways:


                                          OPENING AN ACCOUNT                           ADDING TO YOUR ACCOUNT
O THROUGH                 o You can purchase shares through a broker                   o You may add to an account established
A BROKER                  that has a relationship with the Distributor.                through any broker either by contacting your
                                                                                       broker or directly through Unified by using
                          If you buy  shares  through a  broker,  the one of the
                          methods  described  below.  broker is responsible  for
                          forwarding  your order to Unified in a timely  manner.
                          If you place an order with a broker by 4:00 p.m.
                          (Eastern  time)  on a day  when  the  NYSE is open for
                          regular trading,  and the order is received by Unified
                          by the end of its business  day, you will receive that
                          day's price and be invested in the Fund on that day.

                          o You may also be able to purchase shares through a broker that does not have a relationship with the Distributor. Orders from such a broker received by Unified by 4:00 p.m. (Eastern time) on a day when the NYSE is open for regular trading will be effected that day. You may be charged a transaction fee by your broker.

                          o Please make your check (in U.S. dollars)                 o Make your check (in U.S.  dollars) payable to
O BY CHECK                payable to the Julius Baer Investment Funds                the Julius Baer Investment  Funds or the Julius
                          or the Julius Baer International Equity Fund.              Baer  International  Equity Fund. The Fund does
                          The Fund does not accept third party  checks.              not accept third party checks.

                          o Send your check with the completed account               o Write  your  account  number,  Fund  name and
                          application to:                                            name of the  class in which  you are  investing
                                                                                     on the check.
                          Unified Fund Services,
                          P.O. Box 6110
                          Indianapolis, Indiana  46206-6110                          Mail  your  check directly  to  the Fund at the
                          Attention: Julius  Baer                                    Investment Funds address shown at the left.


                                                                                     Your application  will be processed  subject to
                                                                                     your check clearing.

                                          OPENING AN ACCOUNT                                ADDING TO YOUR ACCOUNT
O BY WIRE                 o First, telephone Unified at                                o Refer to wire instructions for opening an
                          (800) 435-4659 to notify Unified                             account.
                          that a bank wire is being sent and to receive
                          an account number. A bank wire received by
                          4:00 p.m. (Eastern time) on a day when the                   o If Unified receives the federal funds
                          NYSE is open for regular trading will be                     before the close of regular trading of the
                          effected that day.                                           NYSE on a day the NYSE is open for regular
                                                                                       trading, your purchase of Fund shares will be
                          o Transfer funds by wire to the following address:           effected as of that day.
                          Boston Safe Deposit & Trust Company
                          ABA 011001234
                          International Equity Fund DDA No. 166995

                          o Specify in the wire: (1) the name of the Fund,
                          (2) the name of the class, (3) the account number which Unified assigned to you, and (4) your name.


                                          OPENING AN ACCOUNT

O BY EXCHANGE             o You  may  exchange  shares  of  the  Fund  for   the
                          appropriate  class of shares of any other  fund of the
                          Trust at its respective NAV.

                          o First you should read the prospectus for the fund into which you wish to exchange. You can obtain the prospectus for the other funds of the Trust by contacting your broker or calling Unified at (800)
                          435-4659.

                          o Next you  should  follow  the  procedures  under "By
                          Check" or "By Wire" in order to get an account number for fund(s) which you do not currently own shares of, but into which you desire to exchange shares.

                                          OPENING AN ACCOUNT                                ADDING TO YOUR ACCOUNT

O  THROUGH                o You may  invest  in the Fund  through  various             o Please refer to directions received through
RETIREMENT                Retirement Plans. The Fund's shares are designed for         your employer's plan,  Unified or your
PLANS                     use with certain types of tax qualified retirement           financial adviser.
                          plans including defined benefit and defined
                          contribution plans. Class I shares are not
                          appropriate for IRA accounts other than IRA rollover
                          accounts.

                          o For further information about any of the plans, agreements, applications and annual fees, contact
                          Unified or your financial adviser.


O PROCESSING ORGANIZATIONS

You may purchase shares of the Fund through a "Processing Organization," (for example, a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. The Fund has authorized certain Processing Organizations to accept purchase and sale orders on their behalf. Before investing in the Fund through a Processing Organization, you should read any materials provided by the Processing Organization in conjunction with this Prospectus.


When you purchase shares in this way, the Processing Organization may:

             o charge a fee for its services;

             o act as the shareholder of record of the shares;

             o set different minimum initial and additional investment
               requirements;

             o impose other charges and restrictions; and

             o designate intermediaries to accept purchase and sale orders on the Fund's behalf.


The Fund considers a purchase or sales order as received when an authorized Processing Organization, or its authorized designee, accepts the order in accordance with the Processing Organization's procedures. These orders will be priced based on the Fund's NAV determined after such order is accepted.


Shares held through a Processing Organization may be transferred into your name following procedures established by your Processing Organization and the Fund. Certain Processing Organizations may receive compensation from the Fund, the Adviser or their affiliates.

SELLING YOUR SHARES

You may sell some or all of your Fund shares on any day that the Fund calculates its NAV. If your request is accepted before the close of regular trading on the NYSE, you will receive a price based on that day's NAV for the shares your sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

o WIRE TRANSFER FEE

If you sell your shares and request your money by wire transfer, the Fund reserves the right to impose a $12.00 fee.

o BY TELEPHONE

o You can sell your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the New Account Application Form. To sell your Fund shares by telephone call (800) 435-4659 between the hours of 9:00 a.m. and 4:00 p.m. (Eastern time) on a day when the NYSE is open for regular trading. You will be asked to:


o specify the name of the Fund and Class from which the sale is to be made;

o indicate the number of shares or dollar amount to be sold;

o include your name as it exists on the Fund's records; and o indicate your account number.

o BY MAIL

o To sell your Fund shares by mail you must write to Unified at:

Unified Fund Services, Inc.
P.O.   Box   6110   Indianapolis,
Indiana   46206-6110   Attention:
Julius Baer Investment Funds

o specify the name of the Fund and Class from which the sale is to be made;

o indicate the number of shares or dollar amount to be sold;

o include your name as it exists on the Fund's records;

o indicate your account number; and

o sign the redemption request exactly as the shares are registered.

> INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner.

SIGNATURE GUARANTEES: Some circumstances (e.g., changing the bank account designated to receive sale proceeds) require that the request for the sale of shares have a signature guarantee. A signature guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

TELEPHONE SALES: If we receive your share sale request before 4:00 p.m. (Eastern time), on a day when the NYSE is open for regular trading, the sale of your shares will be processed that day. Otherwise it will occur on the next business day that the NYSE is open for regular trading.

Interruptions in telephone service could prevent you from selling your shares in this manner when you want to. When you have difficulty making telephone sales, you should mail (or send by overnight delivery) a written request for sale of your shares to Unified.

In order to protect your investment assets, Unified intends to only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and the Trust will not be liable for losses in those cases. The Trust has certain procedures to confirm that telephone instructions are genuine. If the Trust does not follow such procedures in a particular case it may be liable for any losses due to unauthorized or fraudulent instructions.


o LOW ACCOUNT BALANCES: If you are a sponsor of an asset allocation wrap program, the Fund may sell your Class F shares if your account balance falls below $1,000 as a result of redemptions you have made, but not as a result of a reduction in value from changes in the value of the shares. If you are a registered investment adviser, the Fund may exchange your Class F shares for Class A shares if your account balance falls below $10,000,000 as a result of redemptions you have made, but not as a result of a reduction in value for changes in the value of the shares. In either case, the Fund will let you know if your shares are about to be sold and you will have 60 days to increase your account balance to more than the minimum to avoid the sale of your Fund shares.


> SPECIAL CONSIDERATION: Involuntary sales may result in sale of your Fund shares at a loss or may result in taxable investment gains.

o RECEIVING SALE PROCEEDS: Unified will forward the proceeds of your sale to you within seven days.

FUND SHARES PURCHASED BY CHECK: If you purchase Fund shares by personal check, the proceeds of a sale of those shares will not be sent to you until the check has cleared, which may take up to 10 days. If you need your money more quickly, you should purchase shares by federal funds, bank wire, or with a certified or cashier's check.

     > It is possible that the payments of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.

REDEMPTIONS IN-KIND: The Funds reserve the right to redeem your shares by giving you securities from the Funds' portfolios under certain circumstances, generally in connection with very large redemptions.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS


The Fund has adopted a distribution plan and a service plan under Rule 12b-1 of the 1940 Act for its Class F shares. These plans allow the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to holders of Class F shares.

Under the plan, the Fund pays an annual fee of up to 0.25% of the average daily net assets of the Fund that are attributable to Class F shares. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.


                             DISTRIBUTIONS AND TAXES
                                 DISTRIBUTIONS


The Fund intends to distribute to its shareholders substantially all of its income and capital gains. Income dividends are declared and paid annually and distributions of any capital gains earned by the Fund will be made at least annually.


When you open an account, you may specify on your application how you want to receive your distributions. If you later want to change your selection, you may either submit a written request to or call Unified Fund Services at the address or telephone number shown on the back cover of this prospectus.

The Fund offers four investment options:

     o Reinvest dividends and capital gain distributions in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your dividends and distributions.

     o    Pay  dividends  in  cash,   reinvest  capital  gain  distributions  in
          additional shares of the Fund.

     o    Pay  capital  gain  distributions  in  cash,   reinvest  dividends  in
          additional shares of the Fund.

     o    Pay dividends and capital gain distributions in cash.

TAX INFORMATION


DISTRIBUTIONS: The Fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The Fund's distributions may be subject to federal income tax whether you choose to reinvest such dividends in additional shares of the Fund or to receive cash.

Any dividend or distribution received by a shareholder on shares of the Fund shortly after the purchase of such shares will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution.

ORDINARY INCOME: Income and short-term capital gains distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

LONG-TERM CAPITAL GAINS: Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

> TAX ON SALE OF SHARES: Selling your shares may cause you to incur a taxable gain or loss.

STATEMENTS AND NOTICES: You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes paid by the Fund and certain distributions paid by the Fund during the prior tax year.

> SPECIAL TAX CONSIDERATION: You should consult with your tax adviser to address your own tax situation.

                           FINANCIAL HIGHLIGHTS TABLES

Because Class F shares of the Fund had not commenced operations on October 31, 2002, financial highlights are not presented.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Fund and is legally a part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS: The Fund's Annual and Semi-Annual Reports to shareholders provide additional information about the Fund's investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

The Fund's Annual Report and the independent auditor's report are incorporated by reference in this Prospectus.

You can get free copies of the SAI, the Annual and Semi-Annual Reports, request other information about the Fund, and receive answers to your questions about the Fund by contacting Unified at:

Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, Indiana 46204-1897
(800) 435-4659

The Securities and Exchange Commission (SEC) maintains an Internet website (HTTP://WWW.SEC.GOV) that contains the SAI, material incorporated by reference, and other information about the Funds. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.

You may also obtain copies of the Prospectus, SAI and Annual and Semi-Annual Reports, and find more information about the Fund on the Internet at:
WWW.US-FUNDS.JULIUSBAER.COM.

Investment Company Act file no. 811-6652

Julius Baer Investment Funds Account Application            Please Print or Type

1. ACCOUNT REGISTRATION

    Name(s) in which account is to be registered:

    Individual _________________________________________________________________

    Social Security Number _____________________________________________________

    Joint Owner
                ________________________________________________________________
                (If Joint Tenancy,  use Social Security Number of first
                Joint Tenant shown.)

    OR  Uniform Transfer to Minor: _____________________________________________
                                       Custodian Name (one custodian only)

Under the _______________________ Uniform Transfer to Minors Act or similar act.
                  State

Custodian for Minor's __________________________________________________________
                                        Name (one minor only)

Minor's Social Security Number__________________________________________________

OR__Trust__Corporation__Other___________________________________________________
                                           (please specify)

     Trust/Corporate Name ______________________________________________________

     Trust Date ______________  Taxpayer Identification Number _________________

     Additional forms, such as a Corporate Resolution, may be required. Call 1-800-435-4659 for information.

2. MAILING ADDRESS

     Address for reports and statements:

     Street Address                                              Apt.


     City                          State                          Zip Code


     Telephone Number___________________________________________________________


Non Resident Alien:                __No  __Yes__________________________________

3. FUND SELECTION AND INITIAL INVESTMENT

     With as little as $2,500, you can invest in the Julius Baer Investment Funds. Please be sure to read the current Prospectus carefully before investing or sending money. You may request an additional Prospectus by calling 1-800-435-4659. Allocate my investment as follows: Investment Amount

     Julius Baer International Equity Fund Class F shares ($2,500 minimum*)

     $__________________________________________________________________________

     Total Amount Invested:  $ _________________________________________________

     *$10,000,000 for registered investment advisers.

     __ By check (Payable to the Julius Baer Investment Funds.)

     __   By    wire    (Call    1-800-435-4659    for    wire    instructions.)
     _____________________ (Account number assigned by bank from which assets were wired.)

4. DIVIDENDS AND CAPITAL GAINS

     (Check one - If none checked "A" will be assigned.)

     __A. Reinvest dividends and capital gains in additional Fund shares.

     __B. Pay dividends in cash, reinvest capital gains in additional Fund shares.

      __C. Pay capital gains in cash, reinvest dividends in additional Fund shares.

     __D. Pay dividends and capital gains in cash.

5. TELEPHONE EXCHANGES AND REDEMPTIONS

     Unless indicated below, I hereby authorize Unified Fund Services, Inc. (Unified), Julius Baer Investment Funds' Transfer Agent, to accept and act upon telephone instructions regarding exchange and redemption transactions for my account(s).

     __ I DO NOT want shares in my account(s) to be exchanged or redeemed by telephone.

     For more information, please refer to the current Prospectus.

6. WIRE REDEMPTION PRIVILEGE (OPTIONAL)

__Wire redemptions permit proceeds of redemption requests initiated by telephone or letter to be transmitted via Fed Wire to Fed member banks.

Account of______________________________________________________________________
                                   Name(s) on account

Name of person(s) able to act on behalf of account ____________________________ (i.e., corporation, spouse, etc.)

     Bank Name _________________________________________________________________

     Bank Address _______________________________________________________ Street
                    City                State               Zip Code


     Bank Account Number _______________________________________________________
                                     (specify Checking or Savings)

     ABA Routing Number ________________________________________________________

7. AUTOMATIC INVESTMENT PLAN

     __ Please send me the necessary authorization form for the Automatic Investment Plan, where my money can automatically be invested in my account on a regular basis.


8. AUTHORIZATIONS, CERTIFICATIONS AND SIGNATURES

     AUTHORIZATION

     By signing this Application, I(we) certify that I(we) have full right, power, authority, and legal capacity to purchase shares of the Fund and affirm that I(we) have received a current Prospectus and agree to be bound by its terms and understand the investment objectives and policies stated therein and that all representations contained in this Application and any representations accompanying this Application pursuant to regulatory authority of any State are true.

     I(We) agree not to hold Unified or Julius Baer Investment Funds responsible for acting under the powers I(we) have given them.

     I(We) also agree that all account registration information I(we) have given Unified will remain the same unless I(we) tell Unified otherwise in writing that includes a signature guarantee. I(We) also agree that this Application applies to any Julius Baer Investment Funds into which I(we) may exchange.

     Shares of the Funds are not bank deposits and are not insured or guaranteed by the FDIC.

     TAXPAYER IDENTIFICATION

     I(We) certify under penalties of perjury that:

     (1) the social security number or taxpayer  identification  number shown in
     Part 1 is correct and may be used for any custodial or trust account opened for me(us) by Julius Baer Investment Funds, and

     (2) I(We) am(are) not subject to backup withholding because the Internal Revenue Service (IRS) (a) has not notified me(us) that I(we) am(are), as a result of failure to report all interest or dividends, or (b) has notified me(us) that I(we) am(are) no longer subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons under the Federal income tax law.

     __ Check here if you are subject to backup withholding or have not received a notice from the IRS advising you that backup withholding has been terminated.

     AUTHORIZATION:

     Signature of Owner Date Title (if signing for corporation, trusts, etc.)


     Signature of Joint Owner Date      Title      (Secretary, Co-Trustee, etc.)

9. FOR DEALER USE ONLY

     We hereby authorize Unified to act as our agent in connection with transactions authorized by this Application.

     Dealer's Name _____________________________________________________________

     Main Office Address - Street ______________________________________________

     City____________________________ State_________________ Zip Code___________

     Representative's Name _____________________________________________________

     Branch # __________________________________________________________________

     Rep # _____________________________________________________________________

     Branch Address - Street ___________________________________________________


     City__________________________ State__________________ Zip Code____________

     Telephone Number __________________________________________________________

     Authorized Signature of Dealer ____________________________________________

Title___________________________________________________________________________
     Mail Completed Application to: Julius Baer Investment Funds, P.O. Box 6110, Indianapolis, IN 46206-6110

                          JULIUS BAER INVESTMENT FUNDS

                      Julius Baer International Equity Fund

                       STATEMENT OF ADDITIONAL INFORMATION
                                   [ ] , 2003


This Statement of Additional Information (SAI) is not a Prospectus, but it relates to the Prospectus of Julius Baer International Equity Fund of the Julius Baer Investment Funds dated [ ], 2003.

Financial Statements are incorporated by reference into this SAI from the Fund's most recent Annual Report.

You can get a free copy of the Prospectus for the Julius Baer Investment Funds or the Fund's most recent annual and semi-annual reports to shareholders, request other information and discuss your questions about the Fund by contacting the Transfer Agent at:

                           Unified Fund Services, Inc.
                           431 N. Pennsylvania Street
                        Indianapolis, Indiana 46204-1897
                                 (800) 435-4659

You can also obtain copies of the Prospectus, SAI and annual reports to shareholders from the Fund's website at http//www.us-funds.juliusbaer.com.

You can view the Fund's Prospectus as well as other reports at the Public Reference Room of the Securities and Exchange Commission (SEC).

You can get text-only copies:

                    For a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C. 20549-6009.
                    Telephone:  1-202-942-8090
                    E-mail address:  publicinfo@sec.gov
                    Free from the SEC's Internet website at http://www.sec.gov.

CONTENTS                                                                    PAGE

The Trust and the Fund

Description of the Fund, It's Investments and Risks

Investment Strategies

Additional Information on Investment Practices


Investment Limitations

Management of the Trust

Capital Stock

Additional Purchase and Redemption Information

Additional Information Concerning Exchange Privilege

Additional Information Concerning Taxes

Calculation of Performance Data

Independent Auditors

Counsel

Financial Statements

Appendix

                             THE TRUST AND THE FUND

Julius Baer Investment Funds (the "Trust") is composed of three funds: the Julius Baer International Equity Fund (the "Fund"), Julius Baer Global Income Fund, and the Julius Baer Global High Yield Bond Fund. This SAI will only reference the Fund. The Fund currently offers Class A shares, Class I shares, and Class F shares ("Classes").

The Trust was formed as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 30, 1992, and amended on June 22, 1992, September 16, 1993, January 1, 1995, July 1, 1998 and October 16, 2002 (the "Trust Agreement"). On July 1, 1998, the Trust changed its name from BJB Investment Funds to Julius Baer Investment Funds. At the same time, the name of the Fund changed from the BJB International Equity Fund to Julius Baer International Equity Fund.

The Prospectus, dated [ ], 2003, provides the basic information investors should know before investing, and may be obtained without charge by calling Unified Fund Services, Inc. (the "Transfer Agent"), at the telephone number listed on the cover. This SAI, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. This SAI is not an offer of any Fund for which an investor has not received a Prospectus.

                 DESCRIPTION OF THE FUND'S INVESTMENTS AND RISKS

CLASSIFICATION

The Fund is a diversified open-end management investment company.

PORTFOLIO INVESTMENTS

The Fund may invest in a wide variety of international equity securities issued anywhere in the world, normally excluding the United States. The Fund currently contemplates that it will invest in securities denominated in the currencies of a variety of countries, including, but not limited to, Argentina, Australia, Brazil, Canada, Chile, China, Czech Republic, Denmark, Egypt, Hungary, Hong Kong, India, Israel, Japan, Korea, Malaysia, Mauritius, Mexico, New Zealand, Peru, Poland, Romania, Russia, Singapore, Slovak Republic, Slovenia, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, the United States and Venezuela. The Fund also may invest up to 10% of its total assets in equity warrants and interest rate warrants of international issuers. However, the Fund will not invest more than 5% of its net assets in warrants that are not listed on a recognized U.S. or foreign exchange. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index ("Bond Index") at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settled in cash. The Fund may invest in securities issued in multi-national currency units, such as ECUs and the euro. The Fund may also invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") or European Depository Receipts ("EDRs") (collectively, "Depository Receipts"). ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Fund may invest in Depository Receipts through "sponsored" or "unsponsored" facilities if issues of such Depository Receipts are available and are consistent with the Fund's investment objective. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depository Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. In order to seek to protect against a decline in value of the Fund's assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under "Investment Strategies" below.

The Fund will invest substantially all of its assets in equity securities when the Adviser believes that the relevant market environment favors profitable investing in those securities. Equity investments are selected in industries and companies that the Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable regulatory and competitive climate. The Adviser's analysis and selection process focuses on growth potential; investment income is not a consideration. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas may warrant consideration in selecting foreign equity securities. Generally, the Fund intends to invest in marketable securities that are not restricted as to public sale. Most of the purchases and sales of securities by the Fund will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. While no assurances can be given as to the specific issuers of the equity securities in which the Fund will invest, the Fund has a bias toward large capitalization companies but, the Fund will invest in the equity securities of small and mid capitalization, companies when the Adviser believes that such investments represent a beneficial investment opportunity for the Fund.

Although the Fund normally invests primarily in equity securities, it may increase its cash or non-equity position when the Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Fund may invest in preferred stocks that are not convertible into common stock, government securities, corporate bonds and debentures, including high-risk and high-yield debt instruments (but in no event will an amount exceeding 10% of the Fund's total assets be invested in such high-risk/high-yield securities), high-grade commercial paper, certificates of deposit or other debt securities when the Adviser perceives an opportunity for capital growth from such securities or so that the Fund may receive a return on idle cash. The Fund also may invest up to 5% of its total assets in gold bullion and coins, which, unlike investments in many securities, earn no investment income. Since a market exists for such investments, the Adviser believes gold bullion and coins should be considered a liquid investment. The Fund intends to limit its investments in debt securities to securities of U.S. companies, the U.S. Government, foreign governments, domestic or foreign governmental entities and supranational organizations such as the European Economic Community and the World Bank. When the Fund invests in such securities, investment income may increase and may constitute a large portion of the return of the Fund but, under these certain circumstances, the Fund would not expect to participate in market advances or declines to the extent that it would if it remained fully invested in equity securities.

                              INVESTMENT STRATEGIES

In attempting to achieve its investment objective, the Fund may engage in a variety of investment strategies.

CONVERTIBLE SECURITIES AND BONDS WITH WARRANTS ATTACHED

The Fund may invest in fixed-income obligations convertible into equity securities, and bonds issued as a unit with warrants. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

MONEY MARKET INVESTMENTS

The Fund may invest up to 20% of its total assets in short-term investment grade money market obligations. In addition, on occasion, the Adviser may deem it advisable to adopt a temporary defensive posture by investing a larger percentage of its assets in short-term money market obligations. These short-term instruments, which may be denominated in various currencies, consist of obligations of U.S. and foreign governments, their agencies or instrumentalities; obligations of foreign and U.S. banks; and commercial paper of corporations that, at the time of purchase, have a class of debt securities outstanding that is rated A-2 or higher by S&P or Prime-2 or higher by Moody's or is determined by the Adviser to be of equivalent quality. Any short-term obligation rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, the equivalent from another rating service or, if unrated, in the opinion of the Adviser determined to be an issue of comparable quality, will be a permitted investment. For temporary defensive purposes, including during times of international political or economic uncertainty, the Fund could also invest without limit in securities denominated in U.S. dollars through investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government securities) (including repurchase agreements with respect to such securities).

CURRENCY, INTEREST RATE AND STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON FUTURES

A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place. Interest rate and stock-index futures contracts are standardized contracts traded on commodity exchanges involving an obligation to purchase or sell a predetermined amount of a debt or equity security at a fixed date and price. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. When deemed advisable by the Adviser, each Fund may enter into currency futures contracts, interest rate and stock-index futures contracts or related options that are traded on U.S. or foreign exchanges. The Fund also may enter into options contracts relating to gold bullion. Such investments by the Fund may be made solely for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and market conditions and when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract always will be covered by cash and cash equivalents or other liquid assets set aside, plus accrued profits held at the Fund's custodian or at the commodity dealer.

CURRENCY EXCHANGE TRANSACTIONS AND OPTIONS ON FOREIGN CURRENCIES

The Fund may engage in currency exchange transactions and purchase put and call options on foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large U.S. or foreign commercial banks) and their customers. The Fund may enter into a forward contract in the following two circumstances:

           (1) When the Fund purchases a foreign currency denominated security for settlement in the near future, it may immediately purchase in the forward market the foreign currency needed to pay for and settle the transaction.

           (2) When the Adviser believes that the currency of a specific country may deteriorate against another currency, the Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be more or less than the value of the Fund's securities denominated in the less attractive currency. While such actions are intended to protect the Fund from adverse currency movements, there is a risk that the currency movements involved will not be properly anticipated. Use of this currency hedging technique may also be limited by management's need to protect the U.S. tax status of the Funds as regulated investment companies.

To support its obligation when the Fund enters into a forward contract to buy or sell currencies, the Fund will earmark or segregate cash or liquid securities having a value at least equal to its obligation or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward contract.

An option on a foreign currency, which may be entered into on a U.S. or foreign exchange or in the over-the-counter market, gives the purchaser, in return for a premium, the right to sell, in the case of a put, and buy, in the case of a call, the underlying currency at a specified price during the term of the option.

The Fund may also invest in instruments offered by brokers that combine forward contracts, options and securities in order to reduce foreign currency exposure.

COVERED OPTION WRITING

The Fund may write options to generate current income or as hedges to reduce investment risk. The Fund may write put and call options on up to 25% of the net asset value of the securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a put option written by the Fund has the right to compel the Fund to purchase from it the underlying security at the agreed-upon price for a specified time period, while the purchaser of a call option written by the Fund has the right to purchase from the Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option's exercise over the greater of (i) the Fund's acquisition cost of the security and (ii) the exercise price, less the premium received for writing the option.

The Fund will write only covered options. Accordingly, whenever the Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, the Fund will either (1) earmark or segregate cash or liquid securities having a value at least equal to the exercise price of the underlying securities or (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account).

The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To affect a closing purchase transaction, the Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of the Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance that the Fund will be able to affect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Fund will write options only if a secondary market for the option exists on a recognized securities exchange or in the over-the-counter market. Option writing for the Fund may be limited by position and exercise limits established by securities exchanges and the National Association of Securities Dealers, Inc. (NASD). Furthermore, the Fund may, at times, have to limit its option writing in order to qualify as a regulated investment company under the Code. The Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position. The Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The Fund will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by the Fund of options will depend on the Adviser's ability to correctly predict movements in the direction of the security or currency underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

OPTIONS ON STOCK INDICES

The Fund may purchase and sell call and put options on stock indices. The Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the Fund against declines in the value of securities they own or increases in the value of securities to be acquired, although the Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

PURCHASING PUT AND CALL OPTIONS ON SECURITIES

The Fund may purchase put and call options that are traded on foreign as well as U.S. exchanges and in the over-the-counter market. The Fund may utilize up to 2% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. The Fund may utilize up to 2% of its assets to purchase call options on portfolio securities. Call options may be purchased by the Fund in order to acquire the underlying securities for the Fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The Fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

Prior to their expirations, put and call options may be sold in closing sale transactions (sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless and the Fund will lose the premium paid for the option.

SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, a fund is permitted to hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of a fund's total assets and (c) when added to all other investment company securities held by such fund, do not exceed 10% of the value of the fund's total assets. Investors should note that investment by the Fund in the securities of other investment companies would involve the payment of duplicative fees (once with the Fund and again with the investment company in which the Fund invests).

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements on portfolio securities with member banks of the Federal Reserve System and certain non-bank dealers.
Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during such Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the retail price provided in the agreement, including interest.

In addition, although the Bankruptcy Code provides protection for most repurchase agreements, in the event that the other party to a repurchase agreement becomes bankrupt, the Fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. To evaluate this risk, the Adviser has been delegated responsibility by the Trust's Board of Trustees for monitoring the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements. A repurchase agreement is considered to be a loan under the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its total assets in repurchase agreements, although, for temporary defensive purposes, the Fund may invest in these agreements without limit.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

The Fund may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates, normally within 30-45 days after the transaction. The Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, although, to the extent the Fund is fully invested, these transactions will have the same effect on net asset value per share as leverage. The Fund may, however, sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if its Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed-delivery basis prior to its stated delivery date but will continue to accrue income on a delayed-delivery security it has sold. When-issued securities may include securities purchased on a "when, as and if issued" basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Fund will earmark or segregate cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets.

RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (1933 Act), but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act (Rule 144A Securities) or sold pursuant to Section 4(2) of the 1933 Act (4(2) Commercial Paper). A Rule 144A Security or 4(2) Commercial Paper may be considered illiquid and therefore subject to the Fund's 15% limitation on the purchase of illiquid securities, unless the Trust's Board of Trustees or its delegate determines on an ongoing basis that an adequate trading market exists for the security. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of Rule 144A Securities and 4(2) Commercial Paper, although the Board of Trustees retains ultimate responsibility for any determination regarding liquidity. The Board of Trustees will consider all factors in determining the liquidity of Rule 144A Securities and 4(2) Commercial Paper. The Board of Trustees will carefully monitor any investments by the Fund in Rule 144A Securities and 4(2) Commercial Paper.

LENDING PORTFOLIO SECURITIES

The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of the Fund's securities may not exceed 33 1/3% of the Fund's net assets. The Fund's loans of securities will be collateralized by cash, letters of credit or U.S. Government securities that will be maintained at all times in a segregated account with the Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

By lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. The Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which securities will be maintained by daily marking-to-market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by the Adviser to be in good standing and when, in the Adviser's judgment, the income earned would justify the risks. Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund. The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

HIGH-YIELD/HIGH-RISK BONDS

The Fund may invest up to 10% of its total assets in high-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, the risk that the issuer will not make interest or principal payments when due. Such bonds may have predominantly speculative characteristics. In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds.

UNRATED DEBT SECURITIES

The Fund may invest in unrated debt instruments of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Adviser may treat such securities as unrated debt. See the Appendix for a description of bond rating categories.

                 ADDITIONAL INFORMATION ON INVESTMENT PRACTICES

FOREIGN INVESTMENTS

Investors should recognize that investing in foreign companies involves certain considerations, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Fund will be investing substantially in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC.
Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to the Fund of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

The interest payable on the Fund's foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deduction for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the Fund's income. Additionally, the operating expenses of the Fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, are higher than those costs incurred by investment companies investing exclusively in U.S. securities, but are not higher than those paid by many other international funds.

The Fund will not invest more than 25% or more of its assets in the securities of supranational entities.

INVESTING IN EMERGING MARKETS

From time to time the Fund may invest in securities of issuers located in emerging market countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

"Emerging markets" are located in the Asia-Pacific region, Central and Eastern Europe, Latin America, South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodian or other arrangements before making investments in securities of issuers located in emerging market countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

FUTURES ACTIVITIES

The Fund may enter into stock index futures contracts, interest rate securities futures contracts and foreign currency futures contracts. The Fund may also purchase or write related options that are traded on foreign as well as U.S. exchanges.

Entering into a futures contract enables the Fund to seek to protect its assets from fluctuations in value without necessarily buying or selling the assets. The Fund may not enter into futures transactions, other than those considered to be "bona fide" hedging by the

Commodity Futures Trading Commission, if the sum of the amount of initial margin deposits on its existing futures contracts and premiums paid for unexpired options would exceed 5% of the fair market value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on commodity contracts into which it has entered. The Fund will not use leverage when it enters into long futures or options contracts and for each such long position the Fund will deposit cash, or other liquid assets, having a value equal to the underlying commodity value of the contract as collateral with its custodian or approved futures commission merchant (FCM) in a segregated account.

The value of portfolio securities will far exceed the value of the futures contracts sold by the Fund. Therefore, an increase in the value of the futures contracts could only mitigate but not totally offset the decline in the value of the Fund's assets. No consideration is paid or received by the Fund upon entering into a futures contract. Upon entering into a futures contract, the Fund will be required to deposit in a segregated account with its custodian or approved FCM an amount of cash or other liquid assets equal to a portion of the contract amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts is subject to the ability of the Adviser to predict correctly movements in the price of the securities or currencies and the direction of the stock indices underlying the particular hedge. These predictions and, thus, the use of futures contracts involve skills and techniques that are different from those involved in the management of the portfolio securities being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities or currencies and movements in the price of the securities which are the subject of the hedge. A decision concerning whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends in interest rates.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market exists for such contracts. Although the Fund intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund's securities being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If the Fund has hedged against the possibility of an event adversely affecting the value of securities held in its portfolio and that event does not occur, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance. In addition, in such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. These sales of securities could, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

OPTIONS ON FUTURES CONTRACTS

The Fund may purchase and write put and call options on interest rate, stock index and foreign currency futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in interest rates and market conditions, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a fixed-income or equity security futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contrasted with the direct investment in the contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying currency at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates and securities markets by the Fund's Adviser, which could prove to be incorrect. Even if those expectations were correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.

CURRENCY HEDGING TRANSACTIONS

The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund, therefore, may engage in currency hedging transactions to protect against uncertainty in the level of future exchange rates. Income received from such transactions could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will conduct foreign currency transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency market or through forward foreign exchange contracts to purchase or sell currency. The Fund also are authorized to purchase and sell listed foreign currency options and options on foreign currency futures for hedging purposes.

FORWARD CURRENCY CONTRACTS

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund's dealings in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in that currency or in another currency in which portfolio securities are denominated, the movements of which tend to correlate to the movement in the currency sold forward (hedged currency). The Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency or the hedged currency. If the Fund enters into a position hedging transaction, cash or liquid securities will be earmarked or segregated in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract or the Fund will own the currency subject to the hedge, or the right to buy or sell it as the case may be. If the value of the securities earmarked or segregated declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

At or before the maturity of a forward contract, the Fund may either sell a portfolio security and take delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. In light of the requirements that the Fund must meet to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (Code) for a given year, the Fund currently intend to limit its gross income from currency transactions to less than 10% of gross income for that taxable year.

FOREIGN CURRENCY OPTIONS

The Fund may purchase put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires.

The Fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which the Fund's securities are denominated, for example, will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of securities it holds, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

FOREIGN CURRENCY FUTURES AND RELATED OPTIONS

The Fund may enter into currency futures contracts to purchase and sell currencies. It also may purchase options on currency futures. Foreign currency futures are similar to forward currency contracts, except that they are traded on commodities exchanges and are standardized as to contract size and delivery date. In investing in such transactions, the Fund would incur brokerage costs and would be required to make and maintain certain "margin" deposits. The Fund also would be required to earmark or segregate assets or otherwise cover, as described above, the futures contracts requiring the purchase of foreign currencies. These limitations are described more fully above under the heading "Futures Activities." Most currency futures call for payment or delivery in U.S. dollars.

Options on foreign currency futures entitle the Fund, in return for the premium paid, to assume a position in an underlying foreign currency futures contract. An option on a foreign currency futures contract, in contrast to a direct investment in the contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying currency at a predetermined price at a time in the future.

Currency futures and related options are subject to the risks of other types of futures activities, as described above. In addition, while the value of currency futures and options on futures can be expected to correlate with exchange rates, it will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures contracts to the value of the Fund's investments denominated in that currency over time.

A more detailed discussion of futures contracts and options on futures contracts, including the risks associated with such transactions and certain limitations on the percentage of assets that may be used in such transactions, can be found under the heading "Futures Activities."

OPTIONS ON SECURITIES

In order to hedge against adverse market shifts, the Fund may utilize up to 2% of its total assets to purchase put options on securities and an additional 2% of its total assets to purchase call options on securities, in each case that are traded on foreign as well as U.S. exchanges or in the over-the-counter market. In addition, the Fund may write covered call options and put options on up to 25% of the net asset value of the securities in its portfolio. The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the call options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by the Fund has the right to purchase from the Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period. The Fund may write only covered call options. Accordingly, whenever the Fund writes a call option it will continue to own or have the present right to acquire the underlying security without additional consideration for as long as it remains obligated as the writer of the option.

The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (a) in-the-money call options when its Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (Clearing Corporation) and of the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Fund may purchase and write options on securities on U.S. and foreign securities exchanges or in the over-the-counter market.

The Fund may realize a profit or loss upon entering into a closing transaction. In cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

Although the Fund will generally purchase or write only those options for which its Adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and also may involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by its Adviser, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. Dollar amount limits apply to U.S. Government securities. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. Government securities for which the Fund may write covered call options. If the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

In addition to writing covered options for other purposes, the Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedged position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedged position. The Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The Fund will engage in hedging transactions only when deemed advisable by its Adviser. Successful use by the Fund of options will be subject to its Adviser's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

OPTIONS ON GOLD

For hedging purposes, the Fund may purchase put and call options on gold and write covered call options on gold in an amount which, when added to its assets committed to margin and premiums for gold futures contracts and related options, does not exceed 5% of the Fund's net assets. The Fund will only enter into gold options that are traded on a regulated domestic commodities exchange or foreign commodities exchanges approved for this purpose by the Commodity Futures Trading Commission.

SWAPS, CAPS, FLOORS AND COLLARS

Among the transactions into which the Fund may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipate purchasing at a later date. Interest rate swaps involve the exchange by the with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

OPTIONS ON SWAP AGREEMENTS

The Fund may enter into options on swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon the exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

SHORT SALES "AGAINST THE BOX"

In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will earmark or segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position. Not more than 10% of the Fund's net assets (taken at current value) may be held as collateral for such short sales at any one time.

The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

FIXED-INCOME INVESTMENTS

The performance of the debt component of the Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of the Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. Generally, shorter term securities are less sensitive to interest rate changes, but longer term securities offer higher yields. The Fund's share price and yield will also depend, in part, on the quality of its investments. While U.S. Government securities are generally of high quality, government securities that are not backed by the full faith and credit of the United States and other debt securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in the Fund's share price will depend on the extent of the Fund's investment in such securities.

U.S. GOVERNMENT SECURITIES

The Fund may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government securities). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business
Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund also may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if its Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

DEPOSITORY RECEIPTS

The Fund may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") or European Depository Receipts ("EDRs") (collectively, "Depository Receipts"). ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Fund may invest in Depository Receipts through "sponsored" or "unsponsored" facilities if issues of such Depository Receipts are available and are consistent with the Fund's investment objective. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depository Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

INTERNATIONAL WARRANTS

The Fund may invest up to 10% of its total assets in warrants of international issuers. The Fund's holdings of warrants will consist of equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers. Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time the Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock.

Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. The Fund will not buy bonds with warrants attached. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of European exchanges, principally in France, Germany, Japan, Netherlands, Switzerland and the United Kingdom, and in over-the-counter markets. Since there is a readily available market for these securities, the Fund's Adviser believes that international warrants should be considered a liquid investment.

Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, normally entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer's group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations. The Fund will acquire only covered warrants, index warrants, interest rate warrants and long term options issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of such issuers on an on-going basis. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof). To reduce this risk, the Fund will limit its holdings of covered warrants, index warrants, interest rate warrants and long term options to those issued by entities that either have a class of outstanding debt securities that is rated investment grade or higher by a recognized rating service or otherwise are considered by its Adviser to have the capacity to meet their obligations to the Fund.

VARIABLE RATE INSTRUMENTS

The Fund may invest in variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as "not readily marketable" and therefore illiquid. In the event that and issuer of such instruments were to default on its payment obligations, the Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

BANK OBLIGATIONS

The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

EXCHANGE TRADED FUNDS (ETFS)

The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

STRUCTURED NOTES

The Fund may invest in structured notes. Structured notes are derivative securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices (such as the S&P 500). In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular structured notes to become illiquid. The Fund would use Structured Notes to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SECURITIES LENDING

The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. The Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. The Fund will not have the right to vote any securities having voting rights during the existence of the loan, but the Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by the Fund would be invested in high quality, short-term money market instruments. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

PORTFOLIO TURNOVER

The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

High rates of portfolio turnover can lead to increased taxable gains and higher expenses. Certain practices and circumstances could result in high portfolio turnover. For example, the volume of shareholder purchase and redemption orders, market conditions, or the Adviser's investment outlook may change over time. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. For each of the two fiscal years ended October 31, 2001 and October 31, 2002, the Fund's portfolio turnover rate was 89% and 93%, respectively.

                             INVESTMENT LIMITATIONS

The investment limitations numbered 1 through 11 have been adopted by the Trust with respect to the Fund as fundamental policies and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment limitations 12 through 14 may be changed by a vote of the Board of Trustees at any time without shareholder approval.

The Fund may not:

1. Borrow money or issue senior securities except that the Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund's assets.

2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

3. Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund's net assets and enter into repurchase agreements.

4. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

5.  Purchase or sell real  estate,  real  estate  investment  trust  securities,
commodities   or  commodity   contracts,   or  invest  in  real  estate
limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein, (b)
securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options and options on currencies. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales "against the box."

7. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices and currencies and (b) purchase or write options on futures contracts.

8. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

9. Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government securities.

10. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

11. Invest more than 15% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

12. Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

13. Purchase or retain securities of any company if, to the knowledge of the Fund, any of the Fund's officers or Trustees or any officer or director of its Adviser individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

14. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets of which not more than 5% of the Fund's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

    If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction. It is the intention of the Fund, unless otherwise indicated, that with respect to the Fund's policies that are the result of the application of law the Fund will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

Overall responsibility for management and supervision of the Trust and the Fund rests with the Board of Trustees. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust or the Fund, including agreements with its distributor, custodian, transfer agent, investment adviser, and administrator. The day-to-day operations of the Fund are delegated to the Adviser. The SAI contains background information regarding each of the Trustees and executive officers of the Trust.

TRUSTEES AND OFFICERS

The names of the Trust's Trustees and executive officers of the Fund, their addresses, ages, principal occupations during the past five years and other affiliations are set forth below. The Fund Complex, referred to in the charts below, is comprised of the three current series of the Trust and The European Warrant Fund, Inc.

DISINTERESTED TRUSTEES:

------------------------------------------------------------------------------------------------------------------------------------
 NAME, AGE AND ADDRESS            POSITION AND         PRINCIPAL OCCUPATION(S)       NUMBER OF PORTFOLIOS IN  OTHER DIRECTORSHIPS(2)
                                TERM OF OFFICE(1)      DURING PAST FIVE YEARS         FUND COMPLEX OVERSEEN            HELD
                                                                                            BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Harvey B. Kaplan (65)           Trustee since        o Controller (Chief                        4              The European Warrant
80 Voice Road                   1995                   Financial Officer), Easter                              Fund, Inc.
Carle Place, New York 11514                            Unlimited, Inc. (toy
                                                       company)
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Matthews (59)         Trustee since        o Partner, Matthews & Co.                  4              The European Warrant
331 Madison Avenue              1992                   (certified public                                       Fund, Inc.
New York, New York 10017                               accountants)

------------------------------------------------------------------------------------------------------------------------------------
Gerard J.M. Vlak (69)           Trustee since        o Retired                                  3              The Rouse Company
181 Turn of the River Road      1992                                                                           (1996 - present)
Stamford, Connecticut 06905
------------------------------------------------------------------------------------------------------------------------------------
Peter Wolfram (49)              Trustee since        o Partner, Kelley Drye &                   3              None
c/o Bank Julius Baer & Co.,     1992                   Warren (law firm)
Ltd.
330 Madison Avenue
New York, New York 10017
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:

------------------------------------------------------------------------------------------------------------------------------------
                                  POSITION AND
    NAME, AGE AND ADDRESS       TERM OF OFFICE(1)        PRINCIPAL OCCUPATION(S)              NUMBER OF       OTHER DIRECTORSHIPS(2)
                                                         DURING PAST FIVE YEARS           PORTFOLIOS IN FUND          HELD
                                                                                         COMPLEX OVERSEEN BY
                                                                                               TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Bernard Spilko(3) (61)          Trustee since        o General Manager and Senior               4              The European Warrant
Bank Julius Baer & Co., Ltd.    2000 and               Vice President of Bank Julius                           Fund, Inc.
330 Madison Avenue              Chairman since         Baer & Co., Ltd., New York
New York, NY 10017              1998                   Branch, 1998 to present
                                                     o Managing Director of
                                                       Julius Baer Securities Inc.,
                                                       1983 to present

------------------------------------------------------------------------------------------------------------------------------------
Martin Vogel 4 (39)             Trustee since        o Member of Management                     4             The European Warrant
Julius Baer Investment Funds    1997                   Committee, Julius Baer                                  Fund, Inc.
Services                                               Investment Fund Services, Ltd.,
Freighutstrasse 12                                     1996 to present
Zurich, Switzerland
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF FUND:

------------------------------------------------------------------------------------------------------------------------------------
        NAME, AGE AND             LENGTH OF TIME SERVED                              PRINCIPAL OCCUPATION(S)
    TRUST POSITION(S) HELD           AS FUND OFFICER5                                DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Michael K. Quain (45)                   Since 1998          o First Vice President of Julius Baer Investment Management,
President and Chief Executive                                 Inc. (since August 2002)
Officer                                                     o Vice President of Julius Baer Securities Inc.
                                                            o First Vice President, Bank Julius Baer & Co., Ltd. New
                                                              York Branch (1998 -2002)
                                                            o President and Chief Executive Officer of The European
                                                              Warrant Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Hector Santiago (34)                    Since 1998          o First Vice President of Bank Julius Baer & Co., Ltd., New
Vice President                                                York Branch (2001- present)
                                                            o Vice President of Bank Julius Baer & Co., Ltd., New York
                                                              Branch and Julius Baer Securities (1998 - 2001)
                                                            o Vice President, The European Warrant Fund, Inc. (1998 -
                                                              present)
------------------------------------------------------------------------------------------------------------------------------------
Greg Hopper (45)                        Since 2002          o First Vice President of Julius Baer Investment Management,
Vice President                                                Inc. (2002-present)
                                                            o Senior Vice President and High Yield Bond Portfolio
                                                              Manager,  Zurich Scudder Investments (October 2000 - June 2002)
                                                            o High Yield Bond Portfolio Manager, Harris Investment
                                                              Management (1999-2000)
                                                            o High Yield Bond Portfolio Manager, Bankers Trust (1993-1999)
------------------------------------------------------------------------------------------------------------------------------------
Richard C. Pell (48)                    Since 1995          o Senior Vice President and Chief Investment Officer of
Vice President                                                Julius Baer Investment Management Inc. (2000-present)
                                                            o Senior Vice President and Chief Investment Officer of Bank
                                                              Julius Baer & Co., Ltd., New York Branch (1995 - 2000)
------------------------------------------------------------------------------------------------------------------------------------
Donald Quigley (38)                     Since 2001          o Vice President and Head of Global Fixed-Income Management
Vice President                                                for Julius Baer Investment Management Inc. (2001  - present)
                                                            o Fixed Income Trader for Chase Asset Management (1993-2001)
------------------------------------------------------------------------------------------------------------------------------------
Rudolph-Riad Younes (41)                Since 1997          o Senior Vice President and Head of International Equity
Vice President                                                Management of Julius Baer Investment Management Inc.
                                                              (2000-present)
                                                            o Senior Vice President and Head of International Equity
                                                              Management,  Bank Julius Baer & Co., Ltd.,  New York Branch
                                                              (1993 - 2000)
------------------------------------------------------------------------------------------------------------------------------------
Craig M. Giunta (31)            Since 2001 (Secretary and   o Vice President, Julius Baer Investment Management,
Secretary, Treasurer and                Treasurer)            Inc.(2001-present)
Chief Financial Officer             Since 2003 (Chief       o Vice President, Bank Julius Baer & Co., Ltd. New York
                                    Financial Officer)        Branch (2001 -2002)
                                                            o Supervisor of Fund Accounting, Neuberger Berman LLC.
                                                              (1994-2001)
                                                            o Secretary, Treasurer (since 2001) and Chief Financial
                                                              Officer (since 2003) of The European Warrant Fund
------------------------------------------------------------------------------------------------------------------------------------
Cynthia J. Surprise (56)                Since 1999          o Director and Counsel, Investors Bank & Trust Company
Assistant Secretary                                           (1999-present)
                                                            o Vice President, State Street Bank & Trust Company
                                                              (1994-1999)
------------------------------------------------------------------------------------------------------------------------------------
James Smith (43)                        Since 2002          o Director, Mutual Fund Administration, Investors Bank &
Assistant Treasurer                                           Trust Company since December 2001; Executive Director, USAA
                                                              Investment Management Company, 1999-2001; Compliance Office,
                                                              BISYS Fund Services, 1996-1999.
------------------------------------------------------------------------------------------------------------------------------------
Paul J. Jasinski (56)                   Since 1995          o Managing Director, Investors Bank & Trust Company (1990 -
Assistant Treasurer                                           present)
------------------------------------------------------------------------------------------------------------------------------------

The business  address for each officer of the Trust,  except Ms.  Surprise,  Mr.
Smith and Mr. Jasinski, is Bank Julius Baer & Co., Ltd., 330 Madison Avenue, New
York, New York 10178. The business  address for Ms. Surprise,  Mr. Smith and Mr.
Jasinski is  Investors  Bank & Trust  Company,  200  Clarendon  Street,  Boston,
Massachusetts, 02116.

(1) Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent, or is removed or, if sooner, until the next meeting of the Trust's shareholders and until the election and qualification of his or her successor.


(2) Directorships include public companies and any company registered as an investment company.

(3) Mr. Spilko is considered an "interested person" of the Trust, as defined in the 1940 Act, because he serves as Managing Director of Julius Baer Securities Inc., the parent company of Julius Baer Investment Management Inc., which is the Trust's investment adviser.

(4) Mr. Vogel is considered an "interested person" of the Trust, as defined in the 1940 Act, because he serves as a Member of the Management Committee of Julius Baer Investment Fund Services, Ltd.

(5) Pursuant to the Trust's By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until their successor is chosen and qualified, or until they resign or are removed from office.


SHARE OWNERSHIP IN THE FUND AND THE TRUST AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------------------------------------------
                                     DOLLAR RANGE OF EQUITY SECURITIES IN THE     AGGREGATE DOLLAR RANGE OF EQUITY
          NAME OF TRUSTEE                              FUND                     SECURITIES IN ALL FUNDS OF THE TRUST
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
           DISINTERESTED
             TRUSTEES
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Harvey B. Kaplan                                $10,000 to $50,000                       $10,000 to $50,000
--------------------------------------------------------------------------------------------------------------------
Robert S. Matthews                                 Over $100,000                            Over $100,000
--------------------------------------------------------------------------------------------------------------------
Gerard J.M. Vlak                                       none                                     none
--------------------------------------------------------------------------------------------------------------------
Peter Wolfram                                          none                                     none
Wolfram
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
        INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Bernard Spilko                                  $50,001 to $100,000                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
Martin Vogel                                           none                                     none
--------------------------------------------------------------------------------------------------------------------

The Trust has an Audit Committee, consisting of Messrs. Matthews, Vlak, Kaplan and Wolfram. The members of the committee are not "interested persons" of the Trust as defined by the 1940 Act ("Independent Trustees"). As set forth in its charter, the primary duties of the Trust's Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Trust's independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with the Adviser on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met twice during the fiscal year ended October 31, 2002.

The Trust also has a Nominating Committee that is comprised of the Independent Trustees. The Nominating Committee's primary responsibility is to nominate Trustee candidates when there is a vacancy on the Board. The Nominating
Committee did not meet during the fiscal year ended October 31, 2002. The Nominating Committee will not consider nominees recommended by shareholders.

No  director,  officer  or  employee  of  the  Adviser,  the  Distributor,   the
Administrator, or any parent or subsidiary thereof receives any compensation from the Trust for serving as an officer or Trustee.

The following table shows the compensation paid to each Trustee of the Trust who was not an affiliated person of the Trust for the fiscal year ended October 31, 2002. The Fund Complex referred to in the table below includes the two series of the Trust in operation prior to November 1, 2002 and the European Warrant Fund, Inc.

                                                           PENSION OR RETIREMENT                                  TOTAL COMPENSATION
                                    AGGREGATE            BENEFITS ACCRUED AS PART     ESTIMATED ANNUAL              FROM THE TRUST
NAME AND POSITION            COMPENSATION FROM TRUST     OF THE TRUST'S EXPENSES      BENEFIT UPON RETIREMENT      AND FUND COMPLEX
                             -----------------------     -----------------------      -----------------------      ----------------
Harvey B. Kaplan, Trustee   $10,000                       None                       None                         $20,625
Robert S. Matthews,
Trustee                     $10,000                       None                       None                         $14,500
Gerard J.M. Vlak, Trustee   $10,000                       None                       None                         $10,000
Peter Wolfram, Trustee      $10,000                       None                       None                         $10,000

Effective November 1, 2002, the Trust pays each Trustee of the Trust who is not an affiliated person of the Trust an annual retainer of $14,500 plus a payment of $1,750 per board meeting attended and $1,250 per audit committee meeting attended. The Trust also reimburses such Trustees for travel and out-of-pocket expenses related to such meetings.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Julius Baer Investment Management Inc. (the "Adviser" or "JBIMI"), 330 Madison Avenue, New York, NY 10017, serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). The Adviser is a registered investment adviser and a majority owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at 330 Madison Avenue, New York, NY 10017, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland.

The Advisory Agreement provides that JBIMI, as Adviser, in return for its fee, and subject to the control and supervision of the Board of Trustees and in conformity with the investment objective and policies of the Fund set forth in the Trust's current registration statement and any other policies established by the Board of Trustees, will manage the investment and reinvestment of assets of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund and to place the Fund's purchase and sale orders for investment securities. In addition to making investment decisions, the Adviser exercises voting rights in respect of portfolio securities for the Fund. Under the Advisory Agreement, the Adviser provide at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out its duties under the Advisory Agreement, but excluding pricing and bookkeeping services. The Adviser also provides the Fund with investment research and whatever statistical information the Fund may reasonably request with respect to securities the Fund holds or contemplates purchasing.

The Advisory Agreement provide that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser, or (ii) reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement, the Adviser shall not be liable to the Trust or the Fund, or to any Shareholder, for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement. The Adviser is indemnified by the Fund under the Advisory Agreement.

The Advisory Agreement provides that the Adviser will use its best efforts to seek the best overall terms available when executing transactions for the Fund and selecting brokers or dealers. In assessing the best overall terms available for the Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust and also to other accounts over which the Adviser or an affiliate exercises investment discretion.

The Advisory Agreement remains in effect for an initial period of one year from the date of effectiveness with respect to the Fund, and, unless earlier terminated, continues in effect from year to year thereafter, but only so long as each such continuance is specifically approved annually by the Board of Trustees or by vote of the holders of a majority of the Fund's outstanding voting securities, and by the vote of a majority of the Trustees who are not "interested persons" as defined in the 1940 Act. The Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Trustees, by vote of a majority of the outstanding voting securities of the relevant Fund, or by the Adviser, in each case on 60 days' written notice. As required by the 1940 Act, the Advisory Agreement will automatically terminate in the event of its assignment.

In making the determinations to approve the Advisory Agreement with respect to the Fund, the Board of Trustees considered the nature and quality of the services provided by the Adviser to the Fund, the reasonableness of the advisory fees in relation to the services provided and the advisory fees paid by other comparable mutual funds. Based on these considerations, the Board concluded that the terms of the Advisory Agreement are fair and reasonable with respect to the Fund, are in the best interests of the Fund's shareholders and are similar to those which could have been obtained through arm's length negotiations.

For the last three fiscal years ended October 31, 2000, October 31, 2001 and October 31, 2002 the Fund paid the following amounts as investment advisory fees pursuant to its Advisory Agreement:

Year Ended 10/31/00                   $2,305,801      $  452,656      $1,853,145
Year Ended 10/31/01                    3,805,157          23,486       3,781,671
Year Ended 10/31/02                    5,510,427               0       5,510,427

CO-ADMINISTRATOR

From November 15, 1999 through December 31, 2002, Bank Julius Baer & Co., Ltd., New York Branch ("BJB-NY") served as Co-Administrator for the Class A shares of the Fund pursuant to a Co-Administration Agreement. Under the Co-

Administration Agreement, BJB-NY provided certain administrative and shareholder services for the Class A shares of the Fund. As Co-Administrator, BJB-NY received a fee calculated at an annual rate of 0.25%, of the average daily net assets of Class A shares of the the Fund. The Co-Administration Agreement terminated on December 31, 2002.

For the last two fiscal years ended October 31, 2001 and October 31, 2002 the Fund paid the following amounts pursuant to the Co-Administration Agreement:

Year Ended 10/31/01                                                   $  715,637
Year Ended 10/31/02                                                   $1,084,562

ADMINISTRATOR

Pursuant to an Administration Agreement, Investors Bank & Trust Company ("IBT"), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as Administrator to the Fund.

For the last three fiscal years ended October 31, 2000, October 31, 2001 and October 31, 2002, fees paid by the Fund pursuant to the Administration Agreement and Custodian Agreement totaled:

Year Ended 10/31/00                                                     $597,036
Year Ended 10/31/01                                                      877,021
Year Ended 10/31/02                                                      607,007

DISTRIBUTOR

Unified Financial Securities, Inc. (the "Distributor") is a wholly-owned subsidiary of Unified Financial Services, Inc. The principal executive offices of the Distributor are located at 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1806. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Trust may enter into distribution agreements or shareholder servicing agreements ("Agreements") with certain financial institutions (Servicing Organizations) to perform certain distribution, shareholder servicing, administrative and accounting services for their customers (Customers) who are beneficial owners of shares of the Fund.

A Service Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Service Organization and the Customer, with respect to the cash management or other services provided by the Service
Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). A Customer of a Service Organization should read the Prospectus and SAI in conjunction with the service agreement and other literature describing the services and related fees that will be provided by the Service Organization to its Customers prior to any purchase of shares. No preference will be shown in the selection of Fund portfolio investments for the instruments of Service Organizations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

The Fund has adopted a Distribution Plan and a Shareholder Services Plan, pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A shares of the Fund. The Fund has also adopted a Distribution Plan and a Shareholder Services Plan with respect to its Class F shares. Because of these Distribution Plans and Shareholder Services Plans, long-term Class A and Class F shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the NASD.

Under the Distribution Plans for the Class A and Class F shares, the Fund may pay an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund's average daily net assets attributable to the shares of the applicable class for services provided under the Distribution Plan and Shareholder Services Plan for that class. The fee may be paid to Service Organizations and/or others for providing services primarily intended to result in the sale of Class A and Class F shares as well as certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Class A and Class F shares.

Under the Shareholder Services Plans for the Class A and Class F shares, the Fund may pay an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund's average daily net assets attributable to the shares of the applicable class for services provided under the Shareholder Services Plan and Distribution Plan for that class. The fee may be paid to Service Organizations for providing certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Class A and Class F shares.

Each Distribution Plan and Shareholder Services Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan. Each Distribution Plan and Shareholder Services Plan may be terminated at any time, without penalty, by vote of a majority of the Trustees or by a vote of a majority of the outstanding voting shares of the Trust that have invested pursuant to such Plan. No Distribution Plan or Shareholder Services Plan may be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby. Material amendments of a Distribution Plan or Shareholder Services Plan must also be approved by the Trustees as provided in Rule 12b-1.

No interested person of the Trust, nor any Trustee of the Trust who is not an interested person of the Trust, has any direct or indirect financial interest in the operation of any Distribution or Shareholder Services Plan except to the extent that the Distributor and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under any such Plan by the Trust.

For the fiscal year ended October 31, 2002, the Fund paid $1,084,562 in fees pursuant to the Distribution and Shareholder Services Plans for the Class A shares.

CUSTODIAN AND ADMINISTRATOR

IBT is custodian of the Fund's assets pursuant to a custodian agreement. For its services as custodian and for administrative, fund accounting and other services, the Fund pays IBT an annual fee based on the Fund's average daily net assets equal to 0.13% plus $75,000 on the first $250 million in assets, 0.10% on the next $250 million in assets, and 0.06% on assets over $500 million. Under the custodian agreement, IBT (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) makes receipts and disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to the Board of Trustees concerning the Fund's operations.

IBT is authorized to select one or more foreign or domestic banks or trust companies to serve as sub-custodian on behalf of the Fund, subject to the oversight of the Board of Trustees. The assets of the Trust are held under bank custodianship in accordance with the 1940 Act.

Rules adopted under the 1940 Act permit the Funds to maintain their securities and cash in the custody of certain eligible foreign banks and depositories. The Fund's portfolios of non-U.S. securities are held by sub-custodians which are approved by the Trustees or a foreign custody manager appointed by the Trustees in accordance with these rules. The Board has appointed IBT and the Adviser to be its foreign custody managers with respect to the placement and maintenance of assets in the custody of eligible foreign banks and foreign securities depositories, respectively. The determination to place assets with a particular foreign sub-custodian is made pursuant to these rules which require a consideration of a number of factors including, but not limited to, the reliability and financial stability of the sub-custodian; the sub-custodian's practices, procedures and internal controls; and the reputation and standing of the sub-custodian in its national market.

TRANSFER AGENT

Unified Fund Services, Inc. serves as the Trust's transfer and dividend disbursing agent pursuant to a Transfer Agency Agreement, under which the Transfer Agent (a) issues and redeems shares of the Trust, (b) addresses and mails all communications by the Trust to record owners of Trust shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Board of Trustees concerning the Fund's operations.

CODE OF ETHICS

The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Fund who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for the Fund. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by a Fund, subject to restrictions on investment practices that may conflict with the interests of the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's Adviser is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly-issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

The Fund's Adviser will select specific portfolio investments and effect transactions for the Fund. The Adviser seeks to obtain the best net price and the most favorable execution of orders. In evaluating prices and executions, the Adviser will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, to the extent that the execution and price offered by more than one broker or dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or other accounts over which the Adviser exercises investment discretion. Research and other services received may be useful to the Adviser in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Fund. The fee to the Adviser under its advisory agreements with the Fund is not reduced by reason of its receiving any brokerage and research services.

Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by its Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Fund's Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, the Fund's Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

Any portfolio transaction for the Fund may be executed through the Distributor, or Julius Baer Securities Inc., or any of their affiliates if, in its Adviser's judgment, the use of such entity is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, such entity charges the Fund a commission rate consistent with those charged by such entity to comparable unaffiliated customers in similar transactions. For the last three fiscal years ended October 31, 2000, October 31, 2001 and October 31, 2002 the Fund paid $284,125, $203,228 and $348,046, respectively, in brokerage commissions to affiliates of the Adviser or 19.19% ,8.21%, and 8.78% of the total brokerage commissions paid. Affiliates of the
Adviser executed 22.1%, 6.2% and 12.69% of the aggregate dollar amount of transactions involving commissions during the last three fiscal years ended October 31, 2000, October 31, 2001 and October 31, 2002, respectively. For the last three fiscal years ended October 31, 2000, October 31, 2001, and October 31, 2002 the Fund paid total brokerage commissions of $1,480,266, $2,476,234, and $3,964,218, respectively. Significant differences in the amounts of brokerage commissions paid by the Fund from year to year may occur as a result of increases or decreases in the Fund's asset levels. The Fund may pay both commissions and spreads when effecting portfolio transactions.

In no instance will portfolio securities be purchased from or sold to the Adviser, the Distributor or any affiliated person of such companies as principal in the absence of an exemptive order from the SEC unless otherwise permitted by the SEC.

The Fund may participate, if and when practicable, in bidding for the purchase of securities for its portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when its Adviser, in its sole discretion, believes such practice to be otherwise in such Fund's interest.

                                  CAPITAL STOCK

Under the Trust Agreement, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share. When matters are submitted for shareholder vote, each shareholder will have one vote for each share owned and proportionate, fractional votes for fractional shares held. There will normally be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trustees will call a meeting for any purpose upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The 1940 Act requires a shareholder vote under certain circumstances, including changing any fundamental policy of the Fund. The Trustees shall cause each matter required or permitted to be voted upon at a meeting or by written consent of shareholders to be submitted to a vote of all classes of outstanding shares entitled to vote, irrespective of class, unless the 1940 Act or other applicable laws or regulations require that the actions of the shareholders be taken by a separate vote of one or more classes, or the Trustees determine that any matters to be submitted to a vote of shareholders affects only the rights or interests of one or more classes of outstanding shares. In that case, only the shareholders of the class or classes so affected shall be entitled to vote on the matter.

Each Fund share representing interests in the Fund, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Upon liquidation of the Fund, the shareholders of the Fund shall be entitled to share, pro rata, in any assets of the Fund after the discharge of all charges, taxes, expenses and liabilities.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shareholders generally vote by Fund, except with respect to the election of Trustees and the selection of independent public accountants. Shares are redeemable and transferable but have no preemptive, conversion or subscription rights.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

CONTROL PERSONS


As of March 13, 2003, Charles Schwab & Co., Inc. was record owner of 62.51% of Class A shares and record owner of 26.42% of Class I shares of the Fund; and as such, could be deemed to control the Fund within the meaning of the 1940 Act. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. Bank Julius Baer is a wholly-owned subsidiary of Julius Baer Holdings, Ltd. Shareholders owning more than 10% or more of the outstanding shares of the Fund may be able to call meetings without the approval of other investors in the Funds.

As of March 13, 2003, the following individuals or entities beneficially owned more than 5% of the outstanding shares of the Fund:

NAME AND ADDRESS OF OWNER                 NUMBER OF SHARES                 PERCENT OF CLASS
-------------------------                 ----------------                 ----------------
Charles Schwab & Co., Inc.*               26,088,397.2390 Class A             62.51%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp          7,346,202.4730 Class A              17.60%
200 Liberty Street
One World Financial Center
New York, NY 10281

Julius Baer Securities, Inc.              4,185,212.2290 Class I              13.55%
330 Madison Avenue
New York, NY 10017

Charles Schwab & Co., Inc.*               8,156,665.6250 Class I              26.42%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.         1,820,009.9100 Class I               5.89%
200 Liberty Street
One World Financial Center
New York, NY 10281


--------------
* Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.


As of March 13, 2003, the Trustees and officers of the Trust as a group owned less than 1% of the Trust's total shares outstanding.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Information on how to purchase and redeem shares and how such shares are priced is included in the Prospectus.

PORTFOLIO VALUATION

The Prospectus discusses the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain of its portfolio securities used in such calculation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Board or the Valuation Committee appointed by the Board.

In carrying out the Board's valuation policies, IBT, as the Fund's accounting agent, may use an independent pricing service retained by the Fund and approved by the Board of Trustees ("Pricing Service.") The procedures of the Pricing Service are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board or the Valuation Committee, which may replace any such Pricing Service at any time.

Securities listed on a U.S. securities exchange (including securities traded through the National Market System) or on a foreign securities exchange will be valued on the basis of the last sales price prior to the time of determination of the NAV or, in the absence of sales, at the mean between the closing bid and asked prices. Forward contracts are valued at the current cost of covering or offsetting the contracts. Securities that are traded over-the-counter are valued at the bid price at the close of business on each day. If bid quotations are not available, then over-the-counter securities are fair valued by the Valuation Committee using procedures approved by the Board. Short-term obligations with maturities of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days, unless this is determined by the Board not to represent fair value Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

IBT will obtain all market quotations used in valuing securities and other investments and currency exchange rates as described above from the approved Pricing Services. If no quotation can be obtained from a Pricing Service, then the Adviser will attempt to obtain a quotation from an alternative source following procedures approved by the Board. If the Adviser is unable to obtain a quotation from such an alternative source, or if the Adviser doubts the accuracy of any quotation, the security will be valued by the Valuation Committee.

All other securities and other assets of the Fund will be valued at their fair value as determined in good faith by the Board of Trustees or the Valuation Committee.

The Board of Trustees has delegated to the Valuation Committee the determination of the fair value of securities without readily ascertainable market values. The Board has adopted specific guidelines regarding the good faith valuation of securities and retains responsibility for the valuation methods adopted and applied. The Valuation Committee meets as necessary and is comprised of Mr. Matthews, certain Officers of the Trust and various investment and accounting personnel appointed to the committee by the Board of Trustees.

LIMITATIONS ON REDEMPTIONS

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (NYSE) is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other property. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

              ADDITIONAL INFORMATION CONCERNING EXCHANGE PRIVILEGE

Class A or Class I shares of one Fund may be exchanged for the same class of Shares of another Fund to the extent such Shares are offered for sale in the shareholder's state of residence. Shareholders may exchange their Shares on the basis of relative net asset value at the time of exchange. No exchange fee is charged for this privilege, provided that the registration remains identical. However, a redemption fee of 2.00% of the amount exchanged will apply to Class A and Class I shares of a Fund exchanged within 90 days of their date of purchase. This redemption fee will be waived for certain tax advantaged retirement plans. The Fund may terminate or modify the terms of the redemption fee waiver at any time. Please consult your investment advisor concerning the availability of the redemption waiver before purchasing shares.

The exchange privilege enables shareholders to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to all shareholders resident in any state in which Fund shares being acquired may be legally sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of the Fund into which the shareholder wishes to exchange.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value; the proceeds are immediately invested, at the price as determined above, in shares of the Fund being acquired. The Trust reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The Fund has qualified, and intends to qualify each year, as a "regulated investment company" under the Code. Provided that the Fund (a) is a regulated investment company and (b) distributes to its shareholders at least 90% of the sum of its investment company taxable income and net realized short-term capital gains, the Fund will not be subject to federal income tax to the extent its entire investment company taxable income and its entire net realized long-term and short-term capital gains are distributed to its shareholders.

The Fund is subject to a 4% nondeductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to at least the sum of (a) 98% of its taxable ordinary investment income (excluding long-term and short-term capital gain income) for the calendar year; plus (b) 98% of its capital gain net income for the one year period ending on October 31 of such calendar year; plus (c) 100% of its ordinary investment income or capital gain net income from the preceding calendar year which was neither distributed to shareholders nor taxed to the Fund during such year. The Fund intends to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the year in which it is declared.
A Fund's  transactions in foreign  currencies,  forward  contracts,  options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes, respectively. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of its assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may ameliorate these adverse tax consequences, but any such election could require the applicable Fund to recognize taxable income or gain, subject to tax distribution requirements, without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

Investments in debt obligations that are at risk of default may present special tax issues. Tax rules may not be entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and any other issues will be addressed by the Fund, in the event that it invests in such securities, to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

Net realized long-term capital gains will be distributed as described in the Prospectus. Such distributions (capital gain dividends), if any, will be taxable to a shareholder as long-term capital gains, regardless of how long a shareholder has held shares. If, however, a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share that is less than or equal to the amount of the capital gain dividend will be treated as a long-term capital loss.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 30% "backup withholding tax" with respect to (a) dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The 30% "backup withholding tax" is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

Any gain or loss realized by a shareholder upon the sale or other disposition of any class of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

The foregoing is only a summary of certain tax considerations generally affecting the Funds and shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

                         CALCULATION OF PERFORMANCE DATA

From time to time, the Trust may quote the Fund's performance in advertisements or in reports and other communications to shareholders.

TOTAL RETURN

From time to time, the Fund may advertise its average annual total return. Average annual total return figures show the average percentage change in value of an investment in the Fund from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Fund's Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Shares of the Fund. Average annual total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-to-date or quarterly basis). When considering average annual total return figures for periods longer than one year, it is important to note that a Fund's average annual total return for one year in the period might have been greater or less than the average for the entire period. When considering average annual total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of a Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Funds for the specific period (again reflecting changes in each Fund's Share prices and assuming reinvestment of dividends and distributions). Aggregate and average annual total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

           Investors should note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. Current yield and total return figures may be obtained by calling Unified at 1-800-435-4659.

           "AVERAGE ANNUAL TOTAL RETURN" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                     P(1+T)n = ERV

                     Where: P = a hypothetical initial payment of $1,000.

                     T = average annual total return.

                     n = number of years.

                     ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

                     The Fund's average annual total return for the one and five year periods ended October 31, 2002 and for the period beginning October 4, 1993 (inception of the Fund) through October 31, 2002, for Class A Shares, was -1.75%, 10.36% and 6.94%, respectively.

                     The Fund's performance will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and its operating expenses. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of the Fund's performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments, which pay a fixed yield for a stated period of time.


"AGGREGATE TOTAL RETURN" figures represent the cumulative change in the value of an investment for the specified period and are computed by the following formula:

                                      ERV-P
                                      -----
                                        P

                           Where: P = a hypothetical initial payment of $10,000.

                           ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

                           The Fund's aggregate total return for the one and five year periods ended October 31, 2002 and for the period beginning October 4, 1993 (inception of the Fund) through October 31, 2002, for Class A Shares, was -1.75%, 63.70% and 83.82%, respectively.

AFTER-TAX RETURNS

The Fund may also provide after-tax returns based on standardized formulas comparable to the formula currently used to calculate before-tax average annual total returns. After-tax return is a measure of the Fund's performance adjusted to reflect taxes that would be paid by an investor in the Fund. Two types of after-tax returns are provided. Pre-liquidation after-tax return assumes that the investor continued to hold fund shares at the end of the measurement period, and, as a result, reflects the effect of taxable distributions by a Fund to its shareholders but not any taxable gain or loss that would have been realized by a shareholder upon the sale of Fund shares. Post-liquidation after-tax return assumes that the investor sold his or her Fund shares at the end of the measurement period, and, as a result, reflects the effect of both taxable distributions by a Fund to its shareholders and any taxable gain or loss realized by the shareholder upon the sale of Fund shares. Pre-liquidation after-tax return reflects the tax effects on shareholders of the portfolio manager's purchases and sales of portfolio securities, while post-liquidation after-tax return also reflects the tax effects of a shareholder's individual decision to sell Fund shares.

After-tax returns are calculated assuming that distributions by the Fund and gains on a sale of Fund shares are taxed at the highest applicable individual federal income tax rate. Other assumptions are made in the calculations, specifically, after-tax return: is calculated using historical tax rates; excludes state and local tax liability; does not take into account the effect of either the alternative minimum tax or phaseouts of certain tax credits, exemptions, and deductions for taxpayers whose adjusted gross income is above a specified amount; assumes any taxes due on a distribution are paid out of that distribution at the time the distribution is reinvested and reduce the amount reinvested; and is calculated assuming that the taxable amount and tax character (E.G., ordinary income, short-term capital gain, long-term capital gain) of each distribution is as specified by the Fund on the dividend declaration date, adjusted to reflect subsequent recharacterizations.

        "PRE-LIQUIDATION AFTER-TAX RETURN" figures are computed according to the following formula

        P(1+T)n =ATVD

Where:

P=    a hypothetical initial payment of $1,000,
T=    average annual total return (after taxes on distributions),
n=    number of years
ATVD= ending value of a hypothetical $1,000 payment made at the beginning of the periods at the end of the periods, after taxes on fund distributions but not after taxes on redemptions

All total return figures assume that all dividends, less the taxes due on such dividends, are reinvested when paid.

The Fund's pre-liquidation after-tax total return for the one and five year periods ended October 31, 2002 and for the period beginning October 4, 1993 (inception of the Fund) through October 31, 2002, for Class A Shares, was -1.75%, 9.62% and 6.54%, respectively.

"POST-LIQUIDATION AFTER-TAX RETURN" figures are computed according to the following formula:

P(1+T)n =ATVDR

Where:

P=    a hypothetical initial payment of $1,000,
T=    average annual total return (after taxes on distributions and redemption),
n=    number of years
ATVDR= ending value of a hypothetical $1,000 payment made at the beginning of the periods at the end of the periods, after taxes on fund distributions and redemption

         All total return figures assume that all dividends, less the taxes due on such dividends, are reinvested when paid.

The Fund's post-liquidation after-tax total return for the one and five year periods ended October 31, 2002 and for the period beginning October 4, 1993 (inception of the Fund) through October 31, 2002, for Class A Shares, was -1.08%, 8.32% and 5.68%, respectively.

In reports or other communications to investors or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare their performance with (1) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or (2) appropriate indices of investment securities. The Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Changing Times, Financial Times, Forbes, Fortune, Institutional Investor, The International Herald Tribune, Money, Inc., Morningstar, Inc., The New York Times, The Wall Street Journal and USA Today.

INDEPENDENT AUDITORS

KPMG LLP 99 High Street, Boston, Massachusetts 02110, serves as independent auditors of the Trust and performs annual audits of the Fund's financial statements.

COUNSEL

Paul, Weiss, Rifkind, Wharton & Garrison serves as counsel for the Trust.

FINANCIAL STATEMENTS

The Financial Statements contained in the Fund's Annual Report to Shareholders for the year ended October 31, 2002, are incorporated by reference into this SAI. Copies of the Fund's 2002 Annual Report may be obtained by calling the Trust at the telephone number on the first page of the SAI.

                       APPENDIX -- DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

Standard and Poor's Ratings Group Commercial Paper Ratings

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2  -  Capacity  for  timely  payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

Moody's Investors Service's Commercial Paper Ratings

Prime-1 - Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

The following summarizes the ratings used by S&P for corporate bonds:

           AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

           AA -- Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong and differs from AAA issues only in small degree.

           A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

           BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

           BB, B, CCC, CC and C -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions

           CI - Bonds rated "CI" are income bonds on which no interest is being paid.

           To provide more detailed indications of credit quality, the ratings set forth above may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody's for corporate bonds:

           Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           Aa -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

           A -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

           Baa -- Bonds that are rated "Baa" are considered to be medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

           Ba -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

           Caa -- Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

           Ca -- Bonds that are rated "Ca" represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

           C -- Bonds that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

           Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                                     PART C

                                OTHER INFORMATION

Item 23.        Exhibits


        (a) Registrant's Master Trust Agreement dated April 30, 1992, is incorporated by reference to Post-Effective Amendment No. 6 as filed with the Securities and Exchange Commissions (the "SEC") via EDGAR on December 29, 1995.


        (a1) Amendment No. 1 to Master Trust Agreement dated June 22, 1992, is incorporated by reference to Post-Effective Amendment No. 6 as filed with the SEC via EDGAR on December 29, 1995.

        (a2) Amendment No. 2 to Master Trust Agreement dated September 16, 1993, is incorporated by reference to Post-Effective Amendment No. 6 as filed with the SEC via EDGAR on December 29, 1995.

        (a3) Amendment No. 3 to Master Trust Agreement dated January 26, 1995, is incorporated by reference to Post-Effective Amendment No. 6 as filed with the SEC via EDGAR on December 29, 1995.


        (a4) Amendment No. 4 to Master Trust Agreement dated July 1, 1998, is incorporated by reference to Post-Effective Amendment No. 11 as filed with the SEC via EDGAR on December 30, 1998.

        (a5) Amendment No. 5 to Master Trust Agreement dated October 16, 2002, is incorporated by reference to Post-Effective Amendment No. 22 as filed with the SEC via EDGAR on February 28, 2003.

        (a6) Amendment No. 6 to Master Trust Agreement dated March 18, 2003, is filed herewith.

        (b) Registrant's By-Laws dated April 30, 1992, is incorporated by reference to Post-Effective Amendment No. 6 as filed with the SEC via EDGAR on December 29, 1995.

        (b1) Amended and Restated By-Laws dated March 11, 1998, is incorporated by reference to Post-Effective Amendment No. 11 as filed with the SEC via EDGAR on December 30, 1998.

        (b2) Second Amended and Restated By-Laws dated March 5, 2003, is filed herewith.

        (c) Not applicable.

        (d) Investment Advisory Agreement between the Registrant and Julius Baer Investment Management Inc. dated October 2, 2002, is incorporated by reference to Post-Effective Amendment No. 22 as filed with the SEC via EDGAR on February 28, 2003.

        (d1) Amended Exhibit A, dated October 2, 2002, amended December 11, 2002, to Investment Advisory Agreement between the Registrant and Julius Baer Investment Management Inc. dated as of October 2, 2002 is filed herewith.

        (e) Distribution Agreement between the Registrant and Unified Financial Services, Inc. (formerly, Unified Management Corporation) on behalf of the Julius Baer Global Income Fund and the Julius Baer International Equity Fund dated December 9, 1998, is incorporated by reference to Post-Effective Amendment No. 11 as filed with the SEC via EDGAR on December 30, 1998.

        (e1) Amendment to Exhibit A of the Distribution Agreement between the Registrant and Unified Financial Services, Inc. (formerly, Unified Management Corporation) on behalf of the Julius Baer Global Income Fund and the Julius Baer International Equity Fund dated December 9, 1998, is incorporated by reference to Post-Effective Amendment No. 11 as filed with the SEC via EDGAR on December 30, 1998.

        (e2)  Form  of  Dealer   Agreement  is   incorporated  by  reference  to
        Post-Effective Amendment No. 11 as filed with the SEC via EDGAR on December 30, 1998.

        (f) Not applicable.

        (g) Custodian Agreement between the Registrant and Investors Bank & Trust Company dated December 28, 1999 is incorporated by reference to Post-Effective Amendment No. 14 as filed with the SEC via EDGAR on January 31, 2000.

        (g1) Amendment to the Custodian Agreement between the Registrant and Investors Bank & Trust Company dated January 1, 2003, is incorporated by reference to Post-Effective Amendment No. 22 as filed with the SEC via EDGAR on February 28, 2003.


        (h) Transfer Agent Agreement between the Registrant and Unified Advisers, Inc. dated March 28, 1994, is incorporated by reference to Post-Effective Amendment No. 10 as filed with the SEC via EDGAR on July 10, 1998.

        (h1) Administration Agreement between the Registrant and Investors Bank & Trust Company dated December 28, 1999 is incorporated by reference to Post-Effective Amendment No. 14 as filed with the SEC via EDGAR on January 31, 2000.


        (h1a) Amendment to Administration Agreement between the Registrant and Investors Bank & Trust Company dated January 1, 2003, is incorporated by reference to Post-Effective Amendment No. 22 as filed with the SEC via EDGAR on February 28, 2003.


        (h2) New Account Application with Unified Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 10 as filed with the SEC via EDGAR on July 10, 1998.

        (h3) Automatic Investment Plan Application is incorporated by reference to Post-Effective Amendment No. 10 as filed with the SEC via EDGAR on July 10, 1998.


        (h4) Securities Lending Agreement between Registrant and Investors Bank & Trust Company is filed herewith.


        (i) Opinion of Counsel is incorporated by reference to Post-Effective Amendment No. 9 as filed with the SEC via EDGAR on February 19, 1998.


        (i1) Opinion of Counsel dated February 28, 2003 is incorporated by reference to Post-Effective Amendment No. 22 as filed with the SEC via EDGAR on February 28, 2003.

        (j) Consent of Auditors dated February 28, 2003 is incorporated by reference to Post-Effective Amendment No. 22 as filed with the SEC via EDGAR on February 28, 2003.


        (k) Not applicable.

        (l) Purchase Agreement between the Registrant and Funds Distributor, Inc. on behalf of BJB Global Income Fund dated June 18, 1992, is incorporated by reference to Post-Effective Amendment No. 10 as filed with the SEC via EDGAR on July 10, 1998.

        (m) Distribution Plan of Julius Baer Global Income Fund (formerly BJB Global Income Fund) and Julius Baer International Equity Fund (formerly BJB International Equity Fund), dated October 4, 1993, is incorporated by reference to Post-Effective Amendment No. 10 as filed with the SEC via EDGAR on July 10, 1998.

        (m1) Distribution Plan of Julius Baer International Equity Fund Class F shares is filed herewith.

        (m2) Shareholder Services Plan of Julius Baer Global Income fund (formerly BJB Global Income Fund) and Julius Baer International Equity Fund (formerly BJB International Equity Fund), dated October 4, 1993, is incorporated by reference to Post-Effective Amendment No. 10 as filed with the SEC via EDGAR on July 10, 1998.

        (m3) Shareholder Services Plan of Julius Baer International Equity Fund Class F shares is filed herewith.

        (m4) Distribution Plan of Julius Baer Global High Yield Bond Fund, dated October 2, 2003 is incorporated by reference to Exhibit (m3) to Post-Effective Amendment No. 22 as filed with the SEC via EDGAR on February 28, 2003.

        (m5) Shareholder Services Plan on behalf of Julius Baer Investment Funds and Julius Baer Global High Yield Bond Fund, dated October 2, 2002 is filed herewith.

        (m6) Form of Shareholder Services Agreement is filed herewith.

        (n) Not applicable.

        (o) Third Amended Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 for the Registrant, dated March 5, 2003, is filed herewith.

        (p) Powers of Attorney by Trustees of Julius Baer Investment Funds dated December 2, 1998, are incorporated by reference to Post-Effective Amendment No. 13 as filed with the SEC via EDGAR on September 16, 1999.

        (p1) Power of Attorney by Bernard Spilko, Trustee of Julius Baer Investment Funds, dated December 6, 2000, is incorporated by reference to Post-Effective Amendment No. 16 as filed with the SEC via EDGAR on February 27, 2001.

        (q) Code of Ethics of Julius Baer Investment Funds and Julius Baer Investment Management Inc. is incorporated by reference to Post-Effective Amendment No. 16 as filed with the SEC via EDGAR on February 27, 2001.


        (q1) Form of Agreement with respect to Purchase of Class F shares is filed herewith.


Item 24.     Persons Controlled by or Under Common Control with Registrant

             None

Item 25.     Indemnification

The Trust is a Massachusetts business trust. As a Massachusetts business trust, the Trust's operations are governed by a Master Trust Agreement (Declaration of Trust). The Declaration of Trust provides that persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Sub-Trust with which such person dealt for the payment of such credit, contract or claim and that neither the shareholders of any Sub-Trust nor the Trustees nor any of the officers, employees or agents of the Trust, nor any other Sub-Trust of the Trust shall be personally liable for such credit, contract or claim. The Trust indemnifies each of the Trustees and officers and other persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, against all liabilities and expenses incurred in connection with the defense or disposition of any action, suit or other proceeding before any court or administrative or legislative body in which such person may be involved as a party or with which such person may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter in which such person did not act in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust or had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. The Declaration of Trust further provides that a Trustee shall not be liable for errors of judgment or mistakes of fact or law, for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, or for any act or omission of any other Trustee. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of the Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for railing to follow such advice. The Trustees, when acting in good faith in discharging their duties, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees. However, nothing in the Declaration of Trust protects any Trustee or officer against any liability to the Trust or its shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Item 26.     Business and Other Connections of Investment Adviser and
             Servicing Agent

The list required by this Item 26 of Directors and Officers of the Adviser are incorporated by reference to Schedules A and D to the Adviser's Form ADV filed pursuant to the Investment Adviser's Act of 1940 (Sec File No: 18766).

Item 27. Principal Underwriter.

        (a) Unified Financial Securities, Inc. acts as principal underwriter for the Registrant. Additionally, Unified Financial Securities, Inc. is the principal underwriter for the following investment companies:

        AmeriPrime Advisors Trust

        AmeriPrime Funds

        Forester Funds

        Lindbergh funds

        Metric Wisdom Funds

        Milestone Funds

        Rockland Fund Trust

        Runkel Funds

        Securities Mangement & Timing Funds

        Sparrow Funds

        Tanaka Funds

        Unified Series Trust

Unified Financial Securities, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Unified Financial Services, Inc. is located at 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1806.

        (b) The following is a list of the executive officers, directors and partners of Unified Financial Securities, Inc.


            NAME AND PRINCIPAL                              POSITIONS AND OFFICES WITH                 POSITIONS AND OFFICERS
            BUSINESS ADDRESS                                PRINCIPAL UNDERWRITER                      WITH FUND
            ----------------                                ---------------------                      ---------
     Lynn E. Wood                                    Director, Chairman and Chief                      none
     431 North Pennsylvania Street                   Compliance Officer
     Indianapolis, IN 46204

     Stephen D. Highsmith, Jr.                       President, Chief Executive Officer                none
     431 North Pennsylvania Street                   and Secretary
     Indianapolis, IN 46204

     Thomas G. Napurano                              Executive Vice President and Chief                none
     431 North Pennsylvania Street                   Financial Officer
     Indianapolis, IN 46204

     Timothy L. Ashburn                              Director                                          none
     431 North Pennsylvania Street
     Indianapolis, IN 46204


        (c) Not applicable

Item  28.    Location of Accounts and Records

                (1)     Julius Baer Investment Funds
                        c/o Bank Julius Baer & Co., Ltd., New York Branch 330 Madison Avenue
                        New York, New York  10017

                (2)     Investors Bank & Trust Company
                        200 Clarendon Street
                        Boston, Massachusetts 02116
                        (records relating to its functions as
                        administrator and custodian)

                (3)     Unified Financial Securities, Inc.
                        431 North Pennsylvania Street
                        Indianapolis, Indiana 46204-1806
                        (records relating to its functions as distributor)

                (4)     Unified Fund Services, Inc.

                        431 North Pennsylvania Street
                        Indianapolis, Indiana 46204-1897
                        (records relating to its functions as transfer agent)

                (5)     Julius Baer Investment Management Inc.
                        330 Madison Avenue
                        New York, New York 10017
                        (records relating to its functions as
                        investment adviser)

Item 29. Management Services

                   Not applicable.

Item 30.           Undertakings

                   Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 23 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on March 19, 2003.

                          JULIUS BAER INVESTMENT FUNDS
                                  (Registrant)

                                                By: /S/ MICHAEL K. QUAIN
                                                   ---------------------
                                                        Michael K. Quain
                                   President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 23 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.SIGNATURE Title DATE


/S/ MICHAEL K. QUAIN            President and Chief Executive     March 19, 2003
---------------------------     Officer
Michael K. Quain

/S/ CRAIG M. GIUNTA             Secretary, Treasurer, and         March 19, 2003
---------------------------     Principal Financial Officer
Craig M. Giunta

/S/ BERNARD SPILKO*             Trustee                           March 19, 2003
---------------------------
Bernard Spilko

/S/HARVEY B. KAPLAN*            Trustee                           March 19, 2003
---------------------------
Harvey B. Kaplan

/S/ROBERT S. MATTHEWS*          Trustee                           March 19, 2003
---------------------------
Robert S. Matthews

/S/GERARD J.M. VLAK*            Trustee                           March 19, 2003
---------------------------
Gerard J.M. Vlak

/S/MARTIN VOGEL*                Trustee                           March 19, 2003
---------------------------
Martin Vogel

/S/PETER WOLFRAM*               Trustee                           March 19, 2003
---------------------------
Peter Wolfram



*By /S/ PAUL J. JASINSKI
---------------------------
        Paul J. Jasinski
    (As Attorney-in-Fact pursuant
    to Powers of Attorney)

                                  EXHIBIT INDEX
                                  -------------

EX-(a6)         Amendment No. 6 to Master Trust Agreement dated March 18, 2003

EX-(b2)         Second Amended and Restated By-Laws dated March 5, 2003

EX-(d1) Amended Exhibit A, dated October 2, 2002, amended December 11, 2002, to Investment Advisory Agreement between the Registrant and Julius Baer Investment Management Inc. dated as of October 2, 2002

EX-(h4) Securities Lending Agreement between Registrant and Investors Bank & Trust Company

EX-(m1)         Distribution Plan of Julius Baer International Equity Fund Class
                F shares

EX-(m3) Shareholder Services Plan of Julius Baer International Equity Fund Class F shares

EX-(m5) Shareholder Services Plan of Julius Baer Global High Yield Bond Fund, dated October 2, 2002

EX-(m6)         Form of Shareholder Services Agreement

EX-(o) Third Amended Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 for the Registrant, dated March 5, 2003

EX-(q1)         Form of Agreement with respect to Purchase of Class F shares